AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JANUARY 31, 2006
                                        SECURITIES ACT REGISTRATION NO. 33-63562
                                        INVESTMENT COMPANY ACT FILE NO. 811-7760
       -------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-1A
                            -------------------------
      REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                (X)
                     PRE-EFFECTIVE AMENDMENT NO                              ( )
                   POST-EFFECTIVE AMENDMENT NO.14                            (X)
                                AND/OR
    REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940          (X)

                                AMENDMENT NO. 16

                        KEELEY SMALL CAP VALUE FUND, INC.
               (Exact Name of Registrant as Specified in Charter)

                            401 South LaSalle Street
                                   Suite 1201
                             Chicago, Illinois 60605
                    (Address of Principal Executive Offices)

       Registrant's Telephone Number, including Area Code: (312) 786-5050
                           --------------------------
                                                 Copy to
         John L. Keeley, Jr.                     Stephen E. Goodman
         Keeley Asset Management Corp.           Meltzer, Purtill & Stelle LLC
         401 South LaSalle Street                1515 East Woodfield Road
         Suite 1201                              Second Floor
         Chicago, Illinois 60605                 Chicago, Illinois 60173-5431
                    (Name and Address of Agents for Service)

It is proposed that this filing will become effective (check appropriate box):

         [X] immediately upon filing pursuant to paragraph (b)
         [ ] on (date) pursuant to paragraph (b)
         [ ] 60 days after filing pursuant to paragraph (a)(1)
         [ ] on (date) pursuant to paragraph (a)(1)
         [ ] 75 days after filing pursuant to paragraph (a)(2)
         [ ] on (date) pursuant to paragraph (a)(2) of rule 485

If appropriate, check the following box:

         [ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

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                                     [LOGO]
                                     KEELEY
                                      funds

                   -------------------------------------------
                   [GRAPHIC] KEELEY Small Cap Value Fund, Inc.
                   -------------------------------------------

                   A mutual fund investing in small market cap
                       companies for capital appreciation




                                   PROSPECTUS

                                JANUARY 31, 2006



             As with all mutual funds, the Securities and Exchange
               Commission has not approved or disapproved of the
               Fund's shares, or determined if this prospectus is
              truthful or complete. Anyone who tells you otherwise
                             is committing a crime.



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                                      KSCVX
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

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

                                    CONTENTS



The Fund

Investment objective........................................................2

Principal investment strategy and policies..................................2

Main risks..................................................................3

Performance.................................................................3

Expenses....................................................................4

Financial highlights........................................................5

Portfolio holdings..........................................................6

Management..................................................................6



Your Investment

How shares are priced.......................................................7

How to buy, sell and exchange shares........................................9

Frequent purchases and redemption of Fund shares...........................13

Distributions and taxes....................................................14

Shareholder privileges.....................................................14

     Right of Accumulation.................................................14

     Letter of Intent......................................................14

     Automatic Investment Plan.............................................14

Individual Retirement Accounts.............................................15



Privacy Statement...........................................Inside Back Cover



Household Delivery of Shareholder Documents.................Inside Back Cover



To learn more about the Fund.......................................Back Cover

                                    THE FUND


                        KEELEY SMALL CAP VALUE FUND, INC.


                              INVESTMENT OBJECTIVE



     This Fund seeks capital appreciation.



                   PRINCIPAL INVESTMENT STRATEGY AND POLICIES


     Under normal market conditions, the Fund will invest at least 80% of its net assets plus the amount of any borrowings for investment purposes in common stocks and other equity type securities (including preferred stock, convertible debt securities and warrants) of companies with small market capitalization ($2.0 billion or less, measured at the time of each investment). If we change that policy, we will give our shareholders at least 60 days notice of the change.


     While many mutual funds look for undervalued stocks, the Fund takes a unique approach: we emphasize on companies going through major changes, including:

     - corporate spin-offs (a tax-free distribution of a parent company's division to shareholders)
     - financial restructuring, including acquisitions, recapitalizations and companies emerging from bankruptcy
     - companies selling at or below actual or perceived book value
     - savings and loan and insurance conversions

     - distressed utilities


     We don't concentrate on any sector or industry. Current dividend or interest income is not a factor when choosing securities. Each stock is judged on its potential for above-average capital appreciation, using a value approach that emphasizes:

     - equities with positive cash flow
     - low market capitalization-to-revenue ratio
     - desirable EBITDA (earnings before interest, taxes, depreciation and amortization)
     - motivated management
     - little attention from Wall Street

     Research sources include company documents, subscription research services, select broker/dealers and direct company contact.

     It is our initial intention to typically hold securities for more than two years to allow the corporate restructuring process to yield results. But we may sell securities when a more attractive opportunity emerges, when a company becomes overweighted in the portfolio, or when operating difficulties or other circumstances make selling desirable.

     In times of adverse equity markets, we may take temporary defensive positions in U.S. Treasury bills and commercial paper of major U.S. corporations. This could reduce the benefit from an upswing in the market.

     The investment strategy and policies are not fundamental; they may be changed without shareholder approval. You'll get advance notice if we change that policy. For more about the Fund's investment policies, see the SAI.

                                   MAIN RISKS

     The Fund is subject to the typical risks of equity investing, including the effects of interest rate fluctuations, investor psychology and other factors. The value of your investment will increase or decrease so your shares may be worth more or less money than your original investment.

     The Fund may be suitable for the more aggressive section of an investor's portfolio. It's designed for people who want to grow their capital over the long term and who are comfortable with possible frequent short-term changes in the value of their investment. An investment in the Fund should not be considered a complete investment program.

     In addition, small cap investing presents more risk than investing in large cap or more established company securities. Small cap companies often have more limited resources and greater variation in operating results, leading to greater price volatility. Trading volumes may be lower, making such securities less liquid. The focus on corporate restructures means these securities are more likely than others to remain undervalued.


     Loss of money is a risk of investing in the Fund.


     Other than company-specific problems, the factor most likely to hurt Fund performance would be a sharp increase in interest rates, which generally causes equity prices to fall.



                                   PERFORMANCE

     The first chart below shows annual total returns for the Fund. The second compares Fund performance with that of both the Russell 2000(R) Index, an unmanaged index made up of smaller capitalization issues and the S&P 500(R) Index, a broad market-weighted index dominated by blue-chip stocks. While these two charts give you some idea of the risks involved in investing in the Fund, please remember that past performance (before and after taxes) doesn't guarantee future results.

[THE FOLLOWING DATA WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL]


Year-by-year total return as of 12/31 each year (%)
1996            25.99%
1997            41.01%
1998             0.62%
1999             6.17%
2000            12.87%
2001            13.65%
2002            -8.47%
2003            39.31%
2004            32.94%
2005            16.12%


The bar chart and Best and Worst quarters do not reflect the maximum 4.50% sales load. If these charts reflected the sales load, returns would be less than those shown.

--------------------------------------------------------------------------------
       Best Quarter                            Worst Quarter
--------------------------------------------------------------------------------
Q3 '97             21.56%               Q3'98              (20.25)%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


                   Average annual total return as of 12/31/05
                                1 Year        5 Years       10 Years
--------------------------------------------------------------------------------
Fund*
--------------------------------------------------------------------------------
Return Before Taxes             10.89%        16.39%        16.43%
--------------------------------------------------------------------------------
Return After Taxes
on Distributions                10.73%        15.75%        15.59%
--------------------------------------------------------------------------------
Return After Taxes on
Distributions and Sale
of Fund Shares                   7.28%        14.15%        14.67%
--------------------------------------------------------------------------------
Russell 2000(R) Index**      4.55%         8.22%         9.27%
--------------------------------------------------------------------------------
S&P 500(R) Index**           4.91%         0.54%         9.08%
--------------------------------------------------------------------------------


 * This performance table reflects the payment of the 4.50% sales load on the purchase of new shares.

** Reflects no deduction for fees, expenses and taxes.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                                    EXPENSES

     The table below shows what fees and expenses you could face as a Fund shareholder. Keep in mind that future expenses may be higher or lower than those shown.


Shareholder Transaction Expenses (Fees Paid Directly From Your Investment)
---------------------------------------------------------------------------------------------
Maximum Sales Load on Purchases (as a percentage of offering price)(a)                 4.50%
---------------------------------------------------------------------------------------------
Maximum Sales Load on Reinvested Dividends (as a percentage of offering price)          None
---------------------------------------------------------------------------------------------
Maximum Deferred Sales Load                                                             None
---------------------------------------------------------------------------------------------
Redemption Fees(b)                                                                      None
---------------------------------------------------------------------------------------------
Exchange Fees(b)                                                                        None
---------------------------------------------------------------------------------------------
Annual Fund Operating Expenses (As a Percentage of Average Net Assets)
---------------------------------------------------------------------------------------------
Management Fees                                                                        1.00%
---------------------------------------------------------------------------------------------
Distribution (12b-1) Fees(c)                                                           0.25%
---------------------------------------------------------------------------------------------
Other Expenses                                                                         0.27%
---------------------------------------------------------------------------------------------
Total Fund Operating Expenses(d)                                                       1.52%
---------------------------------------------------------------------------------------------


Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It does not represent the Fund's actual expenses and returns, either past or future. Actual expenses may be greater or less than those shown.


                                                                  1 Year      3 Years   5 Years    10 Years
--------------------------------------------------------------------------------------------------------------
You would pay the following expenses on a $10,000
investment, assuming (1) 5% annual return, (2) redemption at the end of each time period and (3) that the Fund's operating
expenses remain the same:                                          $598        $909      $1,242      $2,181
--------------------------------------------------------------------------------------------------------------


(a) Sales charges are reduced for purchases of $50,000 or more. See "How shares are priced."

(b) The Fund's Transfer Agent charges a fee of $15 for each wire redemption and $5 for each telephone exchange. At the discretion of the Adviser or Transfer Agent these fees may be waived.

(c) The Rule 12b-1 Fee is an annual fee paid by the Fund (and indirectly by shareholders). See "How Shares are Priced." Over time, long-term shareholders may pay more in distribution-related charges through the imposition of the Rule 12b-1 Fee than the economic equivalent of the maximum front-end sales charge applicable to mutual funds sold by members of the National Association of Securities Dealers, Inc. (the "NASD").

(d) The Adviser has agreed to waive a portion of its fee to the extent that total ordinary operating expenses during the current fiscal year as a percentage of average net assets exceed 2.50%.


     The Management Fee to be paid by the Fund is higher than that paid by many other investment companies. The Board of Directors believes that the Fund's Management Fee is appropriate in light of the Fund's investment objective and policies. A discussion of the factors considered by the Board in renewing the contract will be included in the Fund's semi-annual report for the period ending March 31, 2006.

                              FINANCIAL HIGHLIGHTS

     The financial highlights table is intended to help you understand the Fund's financial performance for the past 5 years. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, the independent registered public accounting firm, whose report, along with the Fund's financial statements, are included in the annual report which is available upon request.


                                                                              Year Ended September 30,
                                                           2005           2004           2003          2002          2001
------------------------------------------------------------------------------------------------------------------------------
Per Share Data(1)
Net asset value, beginning of year                         $33.95         $24.88         $21.91        $22.43        $21.82
Income from investment operations:
 Net investment loss                                        (0.12)         (0.12)         (0.15)        (0.21)        (0.20)
 Net realized and unrealized gains
   on investments                                           10.83           9.19           4.43          0.85          1.32
------------------------------------------------------------------------------------------------------------------------------
 Total from investment operations                           10.71           9.07           4.28          0.64          1.12
------------------------------------------------------------------------------------------------------------------------------
Less distributions: Net realized gains                      (1.20)            --          (1.31)        (1.16)        (0.51)
------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of year                               $43.46         $33.95         $24.88        $21.91        $22.43
------------------------------------------------------------------------------------------------------------------------------
Total return(2)                                             32.37%         36.45%         20.61%         2.57%         5.25%
Supplemental data and ratios:
 Net assets, end of year (in 000's)                       $850,184       $206,976       $90,471       $63,894       $57,784
 Ratio of expenses to average net assets                     1.52%          1.64%          1.75%         1.72%         1.80%
 Ratio of net investment loss to average net assets        (0.50)%        (0.57)%        (0.68)%       (0.90)%       (0.90)%
Portfolio turnover rate                                     22.93%         29.63%         38.83%        45.31%        43.61%
------------------------------------------------------------------------------------------------------------------------------


(1) Per share data is for a share outstanding throughout the year.

(2) The total return calculation does not reflect the sales load imposed on the purchase of shares.

                               PORTFOLIO HOLDINGS

     A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's SAI.

                                   MANAGEMENT


     Investment Adviser and Portfolio Manager - The Fund's investment Adviser is Keeley Asset Management Corp., 401 South LaSalle Street, Suite 1201, Chicago, IL 60605. The adviser supervises, administers and continuously reviews the Fund's investment program, following policies set by the Board of Directors. As of December 31, 2005, the adviser had approximately $2.7 billion in assets under management.

     John L. Keeley, Jr., president and director of the Fund, is the Adviser's sole shareholder. He has been president and primary investment manager for the Adviser since its incorporation in 1981. He has also been primarily responsible for day-to-day management of the Fund's portfolio since its incorporation in 1993 and as such is the Fund's Portfolio Manager. The Fund's Statement of Additional Information provides additional information about Mr. Keeley's compensation, other accounts which he manages and his ownership of securities in the Fund.

     The Fund pays the Adviser a monthly fee at an annual rate of 1.00% for the first $1 billion and 0.90% in excess of $1 billion of the average daily net assets. While this rate is higher than what many mutual funds pay, the directors consider it appropriate in light of the Fund's investment objectives and policies. The adviser will waive part of its fee or reimburse the Fund if its annual operating expenses exceed 2.50% of net assets. This limitation excludes taxes, interest charges, litigation and other extraordinary expenses, and brokerage commissions and other charges from buying and selling Fund securities.


                             Other Service Providers

     Administrator - UMB Fund Services, Inc. handles required tax returns and various filings; monitors Fund expenses and compliance issues; and generally administers the Fund.

     Distributor - Keeley Investment Corp., member of NASD/SIPC, is the general distributor of the Fund's shares.


     Custodian, transfer agent, and accounting services - U.S. Bank, N.A. provides for the safekeeping of the Fund's assets. U.S. Bancorp Fund Services, LLC maintains shareholder records, disburses dividends and other distributions, performs fund accounting and calculates net assets of the Fund.

                                 YOUR INVESTMENT

                              HOW SHARES ARE PRICED

     The public offering price of Fund shares is the net asset value (the value of one share in the Fund) plus a sales charge based on the amount of your purchase.


     Net asset value - Net asset value (NAV) is calculated by dividing the Fund's total assets, minus any liabilities, by the number of shares outstanding. The NAV is generally calculated as of the close of trading on the New York Stock Exchange (usually 4:00 p.m. Eastern Time) every day the Exchange is open.


     The day's NAV will be used for all buy or sell orders received since the preceding computation.

     Here's how the value of Fund assets is determined:

     - A security listed on an exchange or quoted on a national market system is valued at the last sale price or, if it wasn't traded during the day, at the most recent bid price.

     - Securities traded only on over-the-counter markets are valued at the last sale price on days when the security is traded; otherwise, they're valued at closing over-the-counter bid prices.

     - If a security is traded on more than one exchange, it's valued at the last sale price on the exchange where it's principally traded.

     - Debt securities (other than short-term obligations) in normal institutional-size trading units are valued by a service that uses electronic data processing methods, avoiding exclusive reliance on exchange or over-the-counter prices.

     - Short-term obligations (debt securities purchased within 60 days of their stated maturity date) are valued at amortized cost, which approximates current value.

     - Securities for which market quotations aren't readily available and securities for which the Fund has reason to believe the market quote should not be relied upon are valued in accordance with procedures approved by the Board of Directors. Since most of the Fund's securities are traded on U.S. exchanges, the Fund does not expect that there would be many times when a fair value determination would be required. However, small cap securities are generally less liquid than mid cap and larger cap companies. Although market price is usually the best indicator of value, if there is very little trading in a security, the Fund may determine that the reported market price is not an accurate reflection of the security's value and should not be relied upon. Other times when the Fund would make a fair value determination would be when trading in a security held by the Fund is halted and not resumed prior to the end of the market close, or if exchanges were required to close before the anticipated end of the trading day. In such cases, the Fund's value for a security may be different from most recent quoted market values, which could affect net asset value and result in a purchaser paying a higher or lower price to purchase Fund shares, and a redeeming shareholder receiving less or more than such shareholder would have received, if market quotations had been available and had been used to establish value.

Sales charge - The chart below shows how the sales charge varies with the amount of your purchase.

                                                                                    Dealer
                                                                                 Reallowance
                                       Sales Charge as a Percentage of        as a Percentage of
Single Transaction Amount          Offering Price     Net Amount Invested       Offering Price
--------------------------------------------------------------------------------------------------
Less than $50,000                        4.50%                4.71%                  4.00%
--------------------------------------------------------------------------------------------------
$50,000 - less than $100,000             4.00%                4.17%                  3.50%
--------------------------------------------------------------------------------------------------
$100,000 - less than $250,000            3.00%                3.09%                  2.50%
--------------------------------------------------------------------------------------------------
$250,000 - less than $500,000            2.50%                2.56%                  2.00%
--------------------------------------------------------------------------------------------------
$500,000 and over                        1.00%                1.01%                  0.50%
--------------------------------------------------------------------------------------------------

     Various individuals and organizations who meet Fund requirements may buy shares at NAV - that is, without the sales charge. Generally, these include institutional investors such as banks and insurance companies, investment advisers and their clients, certain tax exempt entities (including IRAs, pension and profit sharing plans) with a minimum $25,000 investment, purchasers with brokerage accounts in which they are charged fees based on the value of the account rather than commissions on transactions, sales through certain internet brokers, sales to pension and profit sharing plans for which Charles Schwab acts as a trustee, broker/dealer or recordkeeper and customers of financial institutions clearing through Charles Schwab. For a more detailed list of those who may qualify for fee waivers, plus a description of the requirements, see the SAI.

     The Fund provides free of charge, through its Website at www.keeleyfunds.com, and in a clear and prominent format, information regarding who is eligible for reduced sales loads or waivers of the sales load, and what information must be provided to qualify. The site includes a hyperlink to that information.

     The Fund has adopted a plan under Rule 12b-1 that allows the Fund to pay distribution and other fees for the sale and distribution of its shares and for services provided to shareholders. Under this Plan, the fee is 0.25% per year of the Fund's average net assets (calculated on a daily basis). Because these fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

     The Distributor and the Fund's Adviser may make cash payments, which we refer to as revenue share payments, to dealer firms as incentives to sell Fund shares, to promote retention of their dealer firms' customers' assets in the Fund and to reimburse dealer firms for distribution and other expenses. These payments are in addition to any sales load and 12b-1 fees which the dealer firms may receive from the Fund or the Distributor. Revenue share payments would come from the Distributor or Adviser's own resources and not from the Fund, will not change the price of Fund shares and will not reduce the amount of proceeds which the Fund receives from the sale of shares. However, the Distributor or Adviser may be reimbursed for some or all of such payments from the 12b-1 fees paid by the Fund to the Distributor. These payments may be calculated on sales of Fund shares, on average net assets of the Fund applicable to a dealer, or on a combination of both. The amount of such payments could be significant to a dealer firm. The Distributor will determine, in its own judgment, whether to make revenue share payments to any dealer firm.


     See also "Right of Accumulation" and "Letter of Intent" under "Shareholder Privileges."

                      HOW TO BUY, SELL AND EXCHANGE SHARES

                                  Buying Shares

     You can buy Fund shares directly from the distributor, Keeley Investment Corp., from selected broker/dealers, financial institutions and other service providers. Some of these other parties may be authorized to designate other intermediaries to accept purchase and redemption orders on the Fund's behalf. If you invest through a third party, policies and fees may differ from those described here. If you are investing through a third party, you should read any program materials they may provide to you before you invest through them.


     Shares of the Fund have not been registered for sale outside of the United States. The KEELEY Small Cap Value Fund, Inc. generally does not sell shares to investors residing outside the United States, even if they are United States citizens or lawful permanent residents, except to investors with United States military APO or FPO addresses.


     In compliance with the USA Patriot Act of 2001, the Transfer Agent will verify certain information on your Account Application as part of the Fund's Anti-Money Laundering Program. As requested on the Application, you must supply your full name, date of birth, social security number and permanent street address. Mailing addresses containing a P.O. Box may not be accepted. Please contact the Transfer Agent at 1-888-933-5391 if you need additional assistance when completing your Application.

     If we do not have a reasonable belief of the identity of a customer, the account will be rejected or the customer will not be allowed to perform a transaction on the account until such information is received.

     The minimum initial investment is $1,000 ($250 for IRAs and Automatic Investment Plan accounts), and the minimum for additional investments is $50 and is subject to change at any time.


     Your order will be processed at the next calculated appropriate price after the Fund receives your order in proper form. The Fund may enter into arrangements with third parties, including broker/dealers, financial institutions and other service providers to process purchase and redemption orders on behalf of the Fund on an expedited basis. In those cases, when the third party receives the purchase or redemption order, it will be treated as though the Fund had received the order for purposes of pricing. Payment should be made by check drawn on a U.S. bank, savings and loan, or credit union, or sent by wire transfer. Checks should be made payable to "KEELEY Small Cap Value Fund, Inc." The Fund will not accept payment in cash or money orders. The Fund does not accept cashier's checks in amounts of less than $10,000. Also, to prevent fraud, the Fund will not accept third party checks, U.S. Treasury checks, credit card checks, traveler's checks or starter checks for the purchase of shares.

     If your check is returned for any reason, you'll be charged a $25 fee as well as for any loss to the Fund.


     While we don't issue stock certificates for shares purchased, you will receive a statement confirming your purchase.

     We reserve the right to reject any purchase order if we believe it's in the Fund's best interest to do so.

----------------
By wire transfer
----------------

Opening an account

     If you are making an initial investment in the Fund, before you wire funds, please contact the Transfer Agent at 1-888-933-5391 to make arrangements with a telephone service representative to submit your completed Application via mail, overnight delivery, or facsimile. Upon receipt of your Application, your account will be established and a service representative will contact you within 24 hours to provide an account number and wiring instructions. You may then contact your bank to initiate the wire using the instructions you were given.

     - Have your bank wire the amount you want to invest to:
         U.S. Bank, N.A.

         777 E. Wisconsin Ave.
         ABA #: 075000022
         Credit U.S. Bancorp Fund Services, LLC
         Account #: 112-952-137
         Further credit: KEELEY Small Cap Value Fund, Inc.
         Shareholder name and account number:

     Wired funds must be received prior to 4:00 p.m. EST to be eligible for same day pricing. Neither the Fund nor U.S. Bank, N.A. is responsible for the consequences of delays resulting from the banking or Federal Reserve wire system or from incomplete wiring instructions.


Adding to your account

     You can add to your account anytime in investments of $50 or more. If you are making a subsequent purchase, your bank should wire funds as indicated above. It is essential that your bank include complete information about your account in all wire instructions. Prior to sending your wire, please call the Transfer Agent at 1-888-933-5391 to advise them of your intent. This will ensure prompt and accurate credit.

-------
By mail
-------

     The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents. Therefore, deposit in the mail or with such services, or receipt at the Transfer Agent's post office box, of purchase applications does not constitute receipt by the Transfer Agent of the Fund.

Opening an account
     - Write a check for the amount you want to invest, payable to KEELEY Small Cap Value Fund, Inc.

     - Mail your payment with a completed purchase application (included with this prospectus) to:

     KEELEY Small Cap Value Fund, Inc.       For overnight delivery, use this address:
     c/o U.S. Bancorp Fund Services, LLC      KEELEY Small Cap Value Fund, Inc.
     P.O. Box 701                            c/o U.S. Bancorp Fund Services, LLC
     Milwaukee, WI 53201-0701                615 E. Michigan Street, 3rd Floor
                                             Milwaukee, WI 53202-5207

     If your check is returned for any reason, your account will be charged a $25 processing fee. You will be responsible for any loss to the Fund.

Adding to your account


     You can add to your account anytime in investments of $50 or more. Mail your order as described on the previous page, including your name, address, and account number.

Purchasing shares by telephone for subsequent investments
     You may purchase additional shares of the Fund by calling 1-888-933-5391. You will automatically have this option unless you select NO on the application form. Please include a voided check with your application form. The voided check allows banking information to be placed on your account. Telephone orders of $50 or more will be accepted via electronic funds transfer from your bank account through the ACH network. You must have banking information established on your account prior to making a purchase by telephone. Your shares will be purchased at the next asset value calculated on the day of your telephone purchase order.


                                 Selling Shares

     You can redeem your shares in the Fund anytime by mail or telephone for shares you hold directly at the Fund.

     Shareholders who have an IRA or other retirement plan account must indicate on their redemption request whether or not to withhold federal income tax. Redemption requests failing to indicate an election not to have tax withheld will generally be subject to 10% withholding.


     If your account is with the distributor or a selected broker/dealer, you must give your request to that firm. The broker/dealer is responsible for placing your request and may charge you a fee.

     Otherwise, here's how to sell your shares:

-------
By mail
-------

     Send the Transfer Agent a written redemption request in proper order, including:


     - your account name and number
     - the number of shares or dollar amount to be redeemed
     - the signature of each registered owner, exactly as the shares are registered
     - documentation required from corporations, executors, administrators, trustees, guardians, agents and attorneys-in-fact

     Mail to:                                 For overnight delivery, use this address:
      KEELEY Small Cap Value Fund, Inc.        KEELEY Small Cap Value Fund, Inc.
      c/o U.S. Bancorp Fund Services, LLC     c/o U.S. Bancorp Fund Services, LLC
      P.O. Box 701                            615 E. Michigan Street, 3rd Floor
      Milwaukee, WI 53201-0701                Milwaukee, WI 53202-5207

     The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents. Therefore, deposit in the mail or with such services, or receipt at the Transfer Agent's post office box, of redemption requests does not constitute receipt by the Transfer Agent of the Fund.


     Signature guarantees - If you request a direct redemption of more than $25,000, or you want the proceeds sent to a location other than the address of record, or the request comes within 15 days of an address change, we require signature guarantees. Signature guarantees are also required when wiring (bank) instructions are added or changed, when changing account ownership, when redemption proceeds are to be made payable to someone other than the registered owner, when adding the telephone redemption option of an existing account, and when redemption proceeds are transmitted by federal wire transfer to a bank other than the bank of record. These guarantees may seem inconvenient, but they're intended to protect you against fraud. The guarantor pledges your signature is genuine and, unlike a notary public, is financially responsible if it's not.


     Eligible guarantors include qualified:

     - Banks, credit unions and savings associations
     - Broker/dealers
     - National securities exchanges
     - Registered securities associations
     - Clearing agencies

     A notary public is not acceptable.

--------
By phone
--------


     To redeem shares of up to $25,000 by phone, call the Transfer Agent at 1-888-933-5391. The Fund follows procedures to confirm that telephone instructions are genuine and sends payment only to the address of record or the designated bank account. We aren't liable for following telephone instructions reasonably believed to be genuine.


     If you don't want telephone transaction privileges, check the box on the purchase application.

     Payment - When you sell your shares, the amount of money you receive is based on the NAV next calculated after your request is received. This amount may be more or less than what you paid for the shares.

     When you sell your shares of the Fund, it is a taxable event for federal tax purposes. You may realize a capital gain or loss. You may want to check with your tax adviser.


     We'll send payment for shares redeemed within one or two business days, but no later than the seventh calendar day after receipt of the redemption request by the Transfer Agent. You may have a check sent to your address of record, proceeds can be wired to your bank account of record, or funds may be sent via electronic funds transfer through the Automated Clearing House (ACH) network to a pre-designated account. The Transfer Agent charges a $15 wire fee. There is no charge when proceeds are sent via the ACH system but credit may not be available for 2-3 days.



     The Fund won't send redemption proceeds until checks for the purchase of the shares have cleared--up to 15 days.


     We may suspend redemptions if the New York Stock Exchange closes or for other emergencies. See the SAI for details.


     Small accounts - If the value of your account falls below $250, we reserve the right to redeem your shares and send you the proceeds. Currently, however, the Fund's practice is to maintain small accounts instead of closing them out. If we change that policy, you'll get advance notice.

                                Exchanging Shares


   You may exchange some or all of your Fund shares between identically registered accounts of the KEELEY Mid Cap Value Fund without a sales load. The minimum exchange amount is $250. You can also exchange some or all of your fund shares for First American Prime Obligations Fund shares. The minimum initial exchange amount to the First American Prime Obligations Fund is $1,000 and the subsequent exchange minimum is $250. There's a maximum of four exchanges over 12 months. The exchange must be between identically registered accounts. The Fund considers two exchanges between the Fund and either KEELEY Mid Cap Value Fund or the First American Prime Obligations Fund for more than $250,000 within a five business day period to be market timing, and will bar the account holder from making additional purchases in the Fund. See "Frequent Purchases and Redemptions of Fund Shares."

     Fund shares will be redeemed at the next determined NAV after your request is received, and First American Prime Obligations Fund or KEELEY Mid Cap Value Fund shares will be purchased at the per share NAV next determined at or after redemption.

     You can also move your exchanged shares, plus any First American Prime Obligations Fund or KEELEY Mid Cap Value Fund shares purchased with reinvested dividends, back into the Fund with no sales charge (as long as your investment remained continuously in the First American Prime Obligations Fund or KEELEY Mid Cap Value Fund between withdrawal and reinvestment).

     Your exchange is subject to the terms of the First American Prime Obligations Fund or KEELEY Mid Cap Value Fund. Ask us for a copy of their prospectuses and read them carefully before investing.


     Exchanges can be requested by mail or telephone (unless you refuse telephone transaction privileges on your purchase application). There is a $5 fee for telephone exchanges. The Fund follows procedures to confirm that telephone instructions are genuine. We aren't liable for following telephone instructions reasonably believed to be genuine.

     An exchange is a taxable event for federal tax purposes. You may realize a capital gain or loss. Be sure to check with your tax adviser before making an exchange.

     We reserve the right to change or eliminate the exchange privilege. If we change that privilege, you'll get advance notice.

                FREQUENT PURCHASES AND REDEMPTION OF FUND SHARES


     Small cap stocks are generally subject to greater volatility and thinner markets than mid cap and large cap stocks, which makes them more attractive to market timers. The Fund does not accommodate market timing. The Fund believes that its sales charge (at a maximum of 41/2%) coupled with a maximum of 4 exchanges per year makes it difficult for a purchaser to utilize the Fund for market timing. Although the Fund does not believe it is subject to a number of the risks of market timing (such as utilizing pricing differentials in international markets), frequent trading disrupts the investment strategy because it requires the Fund to maintain excess cash or to liquidate investments before it otherwise would do so, which also tends to increase portfolio turnover and brokerage costs and can adversely affect tax efficiency. The Fund's procedures provide that the Fund will not enter into any agreements or "understandings" with anyone which specifically permit frequent trading. The Fund will attempt to identify purchasers who engage in frequent trading and if and when identified, will bar such purchasers from making additional purchases of Fund shares. To the extent that it can identify the beneficiaries of omnibus accounts and the omnibus account holder will apply these standards to its beneficiaries, the Fund will request that they do so; however, it will not bar an omnibus account which cannot or will not apply these standards to its account beneficiaries. Consequently, this policy may not be applied uni-formly. The Fund considers any purchase and redemption of more than $250,000 in any five day business period by the same account holder (in the case of omnibus accounts, the ultimate beneficiary of a sub-account), including exchanges between the Fund and the First American Prime Obligations Fund or KEELEY Mid Cap Value Fund, to fall within its definition of market timing; however, the Fund reserves the right to restrict purchases, on a case by case basis, who trade less than that amount or make purchases and sales separated by more than five business days.


                             DISTRIBUTIONS AND TAXES


     The Fund distributes its net investment income and realized capital gains, if any, to shareholders at least once a year. Your dividends and capital gains will be invested in additional Fund shares unless you write the Transfer Agent to request otherwise. There's no sales charge on reinvestments.

     If your mailed distribution check can't be delivered by the U.S. Postal Service, or it remains outstanding for at least six months, we reserve the right to reinvest the distribution amount at the current NAV until you give us other instructions.

     Dividends and distributions in the form of cash or additional shares are generally taxable. You'll receive an annual statement showing which of your Fund distributions are taxable as ordinary income and which are capital gains. It's important you consult with your tax adviser on federal, state and local tax consequences.

                             SHAREHOLDER PRIVILEGES


   Right of Accumulation (ROA) - You may combine your new purchase with the value of any other shares of the Fund and of KEELEY Mid Cap Value Fund you own (except money market fund shares) for the purpose of qualifying for the lower initial sales charge rates that apply to larger purchases. The applicable sales charge for the new purchase is based on the total of your current purchase plus the value (based on offering price) of all other shares you have purchased. In addition to the shares you own, you may also combine the value of the shares owned by your spouse for sales charge reductions. To receive a reduced sales charge, based on the accumulated value of such accounts, you must notify the Fund in writing at the time of purchase.

     Letter of Intent (LOI) - By signing a LOI you can reduce your sales charge. Your individual purchases will be made at the applicable sales charge based on the amount you intend to invest over a 13-month period. The LOI will apply to all purchases of the Fund and of KEELEY Mid Cap Value Fund. Any shares purchased within 90 days of the date you sign the letter of intent may be used as credit toward completion, but the reduced sales charge will only apply to new purchases made on or after that date. Purchases resulting from the reinvestment of dividends and capital gains do not apply toward fulfillment of the LOI. Shares equal to 5% of the amount of the LOI will be held in escrow during the 13-month period. If, at the end of that time the total amount of purchases made is less than the amount intended, you will be required to pay the difference between the reduced sales charge and the sales charge applicable to the individual purchases had the LOI not been in effect. This amount will be obtained from redemption of the escrow shares. Any remaining escrow shares will be released to you.


     If you establish an LOI with the Fund you can aggregate your accounts as well as the accounts of your spouse. You will need to provide written instruction with respect to the other accounts whose purchases should be considered in fulfillment of the LOI.


     Automatic Investment Plan (AIP) - Buy shares automatically each month, by having $50 or more withdrawn from your bank account and invested in the Fund. The minimum to open an AIP account is $250. There's no service fee for this option. To establish the AIP, complete the Automatic Investment Plan section on the purchase application or, after your account is established, complete an AIP application (available from the Fund). Under the Plan, you may make regular monthly investments of $50 or more in the Fund directly from your checking or savings account. In order to participate, your financial institution must be a member of the Automated Clearing House (ACH) network. We are unable to debit mutual fund or pass through accounts. If your payment is rejected by the bank, the Transfer Agent will charge a $25 fee to your account. Any request to change or terminate an Automatic Investment Plan should be submitted to the Transfer Agent 5 days prior to the effective date.


     The Fund reserves the right to modify or eliminate these privileges with at least 30 days notice.

                         INDIVIDUAL RETIREMENT ACCOUNTS

     The Fund offers a variety of retirement plans that may help you shelter part of your income from taxes. For complete information, including applications, call 1-888-933-5391.

                       This page intentionally left blank.

                                PRIVACY STATEMENT

Protecting your personal information is an important priority for us. Our privacy policy is designed to support this objective. We collect nonpublic personal information about you from the following sources:

     - Information we receive from you on applications or on other forms; correspondence or conversations, such as your name, address, social security number, assets, income and date of birth.

     - Information about your transactions with us, our affiliates or others, such as your account numbers and balances, transaction history, parties to transactions, cost basis information and other financial information.

We do not disclose any nonpublic information about our current or former consumers or customers to nonaffiliated third parties, except as permitted by law.


For example, if you maintain a brokerage account with Keeley Investment Corp., we disclose information we collect to National Financial Services, LLC (our clearing broker) in connection with its services in maintaining accounts and clearing transactions, and to our affiliated companies, Keeley Asset Management Corp., KEELEY Small Cap Value Fund, Inc., KEELEY Mid Cap Value Fund and their service providers.

Keeley Investment Corp. is the Distributor and Keeley Asset Management Corp. is the Investment Adviser for both KEELEY Small Cap Value Fund, Inc. and KEELEY Mid Cap Value Fund.

We restrict access to your nonpublic information to those persons who require such information to provide products or services to you. We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

                  HOUSEHOLD DELIVERY OF SHAREHOLDER DOCUMENTS

To reduce expenses, we may mail only one copy of the Fund's prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call us at 1-888-933-5391 or contact your financial institution. We will begin sending you individual copies thirty days after receiving your request.

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


                          TO LEARN MORE ABOUT THE FUND

                      Ask for a free copy of the following:

STATEMENT OF ADDITIONAL INFORMATION (SAI). The SAI gives you more details on other aspects of the Fund. It's filed with the Securities and Exchange Commission (Commission) and by this reference is incorporated in and therefore legally a part of this prospectus.

ANNUAL/SEMI-ANNUAL REPORT. These reports describe the Fund's performance, list its holdings, and discuss market conditions, economic trends and Fund strategies that significantly affected the Fund's performance during its last fiscal year.

                     Here's how you can get this information
                                 without charge.

                                  BY TELEPHONE
                          Call Toll Free 1-888-933-5391

                                     BY MAIL
                                    Write to:
                        KEELEY Small Cap Value Fund, Inc.
                      401 South LaSalle Street, Suite 1201
                                Chicago, IL 60605

                                    BY E-MAIL
                    Send your request to info@keeleyfunds.com

                     View online or download Fund prospectus
                               and application at
                       KEELEY Website: www.keeleyfunds.com


You can review and copy information about the Fund, (including the SAI) at the Commission's Public Reference Room in Washington, D.C. You may obtain information on the operation of the Commission's Public Reference Room by calling the Commission at 1-202-551-8090. Reports and other information about the Fund are available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov. Copies of this information may also be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102.


                            SEC file number 811-7760

STATEMENT OF ADDITIONAL INFORMATION

January 31, 2006


KEELEY SMALL CAP VALUE FUND, INC.          401 SOUTH LASALLE STREET
                                           SUITE 1201
                                           CHICAGO, ILLINOIS  60605
                                           312-786-5050
                                           888-933-5391


    This Statement of Additional Information is not a prospectus, but provides expanded and supplemental information contained in the current prospectus of KEELEY Small Cap Value Fund, Inc. (the "Fund") dated January 31, 2006 and should be read in conjunction with the Fund's Prospectus and any additional supplements to the Prospectus and the Fund's financial statements. Investors should note, however, that a Statement of Additional Information is not itself a prospectus and should be read carefully in conjunction with the Fund's Prospectus and retained for future reference. A copy of the Prospectus and Annual/Semi-Annual Report to Shareholders may be obtained free of charge from the Fund at the address and telephone number listed above.

    The following financial statements are incorporated by reference to the Annual Report, dated September 30, 2005, of KEELEY Small Cap Value Fund, Inc. (File No. 811-7760) as filed with the Securities and Exchange Commission on December 9, 2005.

                  Schedule of Investments
                  Statement of Assets and Liabilities
                  Statement of Operations
                  Statements of Change in Net Assets
                  Notes to Financial Statements
                  Financial Highlights
                  Report of Independent Registered Public Accounting Firm

                                TABLE OF CONTENTS

                                                                             Page
                                                                             ----
Introduction                                                                    3
General Information and History                                                 3
Investment Objective, Policies and Risk Considerations                          3
         Investment Objective                                                   3
         Investment Policies and Risk Considerations                            3
Investment Restrictions                                                         4
Portfolio Turnover                                                              6
Disclosure of Portfolio Holdings                                                6
Management of the Fund                                                          7
         General                                                                7
         Directors and Officers                                                 7
Control Persons and Principal Holders of Securities                            12
Portfolio Manager                                                              12
Investment Adviser                                                             13
Administration Services                                                        13
Fund Accountant, Custodian, Transfer Agent and Dividend Disbursing Agent       14
         Fund Accountant                                                       14
         Custodian                                                             14
         Transfer Agent and Dividend Disbursing Agent                          14
Net Asset Value                                                                15
Purchases and Redemptions of Shares                                            15
Sales at Net Asset Value                                                       15
Exchange Privilege                                                             16
Taxation                                                                       16
Distribution of Shares                                                         17
Rule 12b-1 Distribution Plan                                                   17
Portfolio Transactions and Brokerage                                           18
         Portfolio Transactions                                                18
         Brokerage                                                             19
Additional Information                                                         20
         Shareholder Meetings                                                  20
         Removal of Directors by Shareholders                                  20
Independent Registered Public Accounting Firm                                  20
Proxy Voting                                                                   20

                                  INTRODUCTION

    This Statement of Additional Information is designed to elaborate upon the discussion of certain securities and investment techniques which are described in the Prospectus. The more detailed information contained in this document is intended solely for investors who have read the Prospectus and are interested in a more detailed explanation of certain aspects of the Fund's securities and investment techniques. Captions and defined terms in the Statement of Additional Information generally correspond to like captions and terms in the Prospectus.


    No person has been authorized to give any information or to make any representations other than those contained in this Statement of Additional Information or the Prospectus dated January 31, 2006, and, if given or made, such information or representations may not be relied upon as having been authorized by the Fund. This Statement of Additional Information does not constitute an offer to sell securities in any state or jurisdiction in which such offering may not lawfully be made. The delivery of the Statement of Additional Information at any time shall not imply that there has been no change in the affairs of the Fund since the date hereof.


                         GENERAL INFORMATION AND HISTORY

    The Fund is an open-end diversified management investment company, as defined under the Investment Company Act of 1940 (the "1940 Act"). It was incorporated in Maryland on May 17, 1993, registered under the 1940 Act on July 27, 1993 and commenced operations on October 1, 1993. The Fund has an authorized capital of 100,000,000 shares of $0.01 par value common stock. There is no other class of securities authorized or outstanding. All shares have equal voting and liquidation rights, and each share is entitled to one vote on any matters which are presented to shareholders.

             INVESTMENT OBJECTIVE, POLICIES AND RISK CONSIDERATIONS

INVESTMENT OBJECTIVE

    The Fund's investment objective is to seek capital appreciation. The Board of Directors may not change the Fund's investment objective without shareholder approval.


    The Fund seeks to achieve this objective by investing primarily in companies that have a relatively small market capitalization, $2 billion or less at time of each investment. The Fund has adopted a policy, which is not a fundamental policy, that under normal market conditions, the Fund will have at least 80% of its net assets plus the amount of any borrowings invested in common stocks and other equity-type securities of such companies. If the Fund changes that policy, it will give shareholders at least 60 days notice of the change. Other equity-type securities include preferred stock, convertible debt securities and warrants. Within this group of companies, the Fund will emphasize five basic categories. The first category is created by corporate spin-offs. The second is companies involved in various types of corporate restructuring, including acquisitions, recapitalizations and companies emerging from bankruptcy. From time to time, the Fund may invest a significant portion of its net assets in these first two categories. The third category is companies that are trading at prices at or below actual or perceived book value and companies that are undergoing substantial changes, such as significant changes in markets or technologies, management and financial structure. The fourth category is conversions of savings & loan associations and insurance companies from mutual to stock companies. The Fund purchases shares of these companies after their conversion to a stock company has been completed. These conversions are usually under-valued in relation to their peer group. The fifth category is distressed utilities. The Adviser believes that this strategy allows the Fund to purchase equity shares with above-average potential for capital appreciation at relatively favorable market prices. Current dividend or interest income is not a factor when choosing securities.


INVESTMENT POLICIES AND RISK CONSIDERATIONS

DEBT SECURITIES


    The Fund may invest in debt securities. The Fund will not invest in debt securities which are not considered to be rated as high grade bonds.

FOREIGN SECURITIES

    The Fund may invest in foreign securities, which may entail a greater degree of risk (including risks relating to exchange rate fluctuations, tax provisions, or expropriation of assets) than does investment in securities of domestic issuers.

    To the extent positions in portfolio securities are denominated in foreign currencies, the Fund's investment performance is affected by the strength or weakness of the U.S. dollar against these currencies. For example, if the dollar falls in value relative to the Japanese yen, the dollar value of a Japanese stock held in the portfolio will rise even though the price of the stock remains unchanged. Conversely, if the dollar rises in value relative to the yen, the dollar value of the Japanese stock will fall.

    Investors should understand and consider carefully the risks involved in foreign investing. Investing in foreign securities, which are generally denominated in foreign currencies, and utilization of forward foreign currency exchange contracts involve certain considerations comprising both risks and opportunities not typically associated with investing in U.S. securities. These considerations include: fluctuations in exchange rates of foreign currencies; possible imposition of exchange control regulation or currency restrictions that would prevent cash from being brought back to the United States; less public information with respect to issuers of securities; less governmental supervision of stock exchanges, securities brokers, and issuers of securities; lack of uniform accounting, auditing, and financial reporting standards; lack of uniform settlement periods and trading practices; less liquidity and frequently greater price volatility in foreign markets than in the United States; possible imposition of foreign taxes; possible investment in securities of companies in developing as well as developed countries; and sometimes less advantageous legal, operational, and financial protection applicable to foreign subcustodial arrangements.

    Although the Fund intends to invest in companies and governments of countries having stable political environments, there is the possibility of expropriation or confiscatory taxation, seizure or nationalization of foreign bank deposits or other assets, establishment of exchange controls, the adoption of foreign government restrictions, or other adverse political, social or diplomatic developments that could affect investment in these nations.

UNSEASONED ISSUERS


    The Fund may invest up to 15% of its net assets in the securities of unseasoned issuers, that is, issuers that, together with predecessors, have been in operation less than three years. The Adviser believes that investment in securities of unseasoned issuers may provide opportunities for long-term capital growth, although the risks of investing in such securities are greater than with common stock of more established companies because unseasoned issuers have only a brief operating history and may have more limited markets and financial resources.


ILLIQUID SECURITIES


    The Fund may invest up to 15% of its net assets in securities for which there is no ready market ("illiquid securities"), including any securities that are not readily marketable either because they are restricted securities or for other reasons. Restricted securities are securities that have not been registered under the Securities Act of 1933 and are thus subject to restrictions on resale. Under the supervision of the Board of Directors, the Adviser determines the liquidity of the Fund's investments. Securities that may be sold pursuant to Rule 144A under the Securities Act of 1933 may be considered liquid by the Adviser. A position in restricted securities might adversely affect the liquidity and marketability of a portion of the Fund's portfolio, and the Fund might not be able to dispose of its holdings in such securities promptly or at reasonable prices. In those instances where the Fund is required to have restricted securities held by it registered prior to sale by the Fund and the Fund does not have a contractual commitment from the issuer or seller to pay the costs of such registration, the gross proceeds from the sale of securities would be reduced by the registration costs and underwriting discounts.


                             INVESTMENT RESTRICTIONS

    The Fund has adopted certain investment restrictions. Unless otherwise noted, whenever an investment restriction states a maximum percentage of the Fund's assets that may be invested in any security or other asset, such percentage restriction will be determined immediately after and as a result of the Fund's acquisition of such security or other asset. Accordingly, any subsequent change in values, net assets, total assets, or other circumstances will not be considered when determining whether the investment complies with the Fund's investment limitations.

    The Fund has adopted the following fundamental investment restrictions, which cannot be changed without the approval of the holders of the lesser of (i) 67% of the Fund's shares present or represented at a shareholders' meeting at which the holders of more than 50% of such shares are present or represented; or
(ii) more than 50% of the outstanding shares of the Fund:

    1. With respect to 75% of the Fund's net assets, the Fund will not invest more than 5% of such net assets (valued at the time of investment) in securities of any one issuer, except in U.S. government obligations.

    2. With respect to 75% of the Fund's net assets, the Fund will not acquire securities of any one issuer which at the time of investment represent more than 10% of the voting securities of the issuer.

    3. The Fund will not act as an underwriter or distributor of securities other than its own capital stock, except insofar as it may be deemed an underwriter for purposes of the Securities Act of 1933 on disposition of securities acquired subject to legal or contractual restrictions on resale.

    4. The Fund will not lend money, but this restriction shall not prevent the Fund from investing in (i) a portion of an issue of debt securities or
        (ii) repurchase agreements.

    5. The Fund will not purchase or sell real estate, interests in real estate or real estate limited partnerships, although it may invest in marketable securities of issuers that invest in real estate or interests in real estate.

    6. The Fund will not pledge any of its assets, except to secure indebtedness permitted by the Fund's investment restrictions.

    7. The Fund will not concentrate its investments by investing 25% or more of the value of the Fund's total assets taken at market value at the time of the investment (other than U.S. government securities) in companies of any one industry.

    8. The Fund will not purchase and sell commodities or commodity contracts except that it may enter into forward contracts to hedge securities transactions made in foreign currencies. This limitation does not apply to financial instrument futures and options on such futures.

    9. The Fund will not borrow, except that the Fund may borrow from banks as a temporary measure amounts up to 10% of its total assets, provided (i) that the total of reverse repurchase agreements and such borrowings will not exceed 10% of the Fund's total assets and (ii) the Fund will not purchase securities when its borrowings (including reverse repurchase agreements) exceed 5% of total assets. The Fund does not currently intend to enter into reverse repurchase agreements.

    10. The Fund will not issue senior securities, except for reverse repurchase agreements and borrowings as permitted by the Fund's other investment restrictions.

    In addition to the fundamental restrictions listed above, the Fund has adopted the following restrictions that may be changed by the Board of Directors without shareholder approval:

    1. The Fund will not invest in interests in oil, gas or other mineral exploration or development programs or leases, although it may invest in marketable securities of issuers engaged in oil, gas or mineral exploration.


    2. The Fund will not invest more than 15% of its net assets (valued at the time of investment) in securities of issuers with less than three years' operation (including predecessors).

    3. The Fund will not invest more than 15% of its net assets in securities for which there is no ready market (including restricted securities and repurchase agreements maturing in more than seven days).


    4. The Fund will not participate in a joint trading account, purchase securities on margin (other than short-term credits as necessary for the clearance of purchases and sales of securities) or sell securities short (unless the Fund owns an equal amount of such securities, or owns securities that are convertible or exchangeable without payment of further consideration into an equal amount of such securities). The Fund does not currently intend to sell securities short even under the conditions described in Investment Restrictions.
5. The Fund will not invest for the purpose of exercising control or management of any company.

6. The Fund will not invest more than 2% of its net assets (valued at the time of investment) in warrants not listed on the New York or American stock exchanges, nor more than 5% of its net assets in warrants. Warrants acquired by the Fund in units or attached to securities are not subject to this restriction.

7. The Fund will not acquire securities of other investment companies except (i) by purchase in the open market, where no commission or profit to a sponsor or dealer results from such purchase other than the customary broker's commission and (ii) where the acquisition results from a dividend or a merger, consolidation or other reorganization. In addition to this investment restriction, the 1940 Act provides that the Fund may neither purchase more than 3% of the voting securities of any one investment company nor invest more than 10% of the Fund's assets (valued at time of investment) in all investment company securities purchased by the Fund.

8. The Fund will not invest in, or write, options, puts, calls, straddles or spreads.

9. The Fund will not invest more than 5% of its net assets in foreign securities.

10. The Fund will not invest more than 5% of its net assets in forward contracts, financial instrument futures and options on such futures.

    The Fund may make commitments more restrictive than the restrictions listed above so as to permit the sale of shares of the Fund in certain states. Should the Fund determine that a commitment is no longer in the best interest of the Fund and its shareholders, the Fund reserves the right to revoke the commitment by terminating the sale of Fund shares in the state involved.


      The investments and strategies described above are those that are used under normal conditions. During adverse economic, market or other conditions, the Fund may take temporary defensive positions such as investing up to 100% of its assets in investments that would not ordinarily be consistent with the Fund's objective, including cash and cash equivalents. The Fund may not achieve its goal when so invested. The Fund will do so only if the Adviser believes that the risk of loss outweighs the opportunity for capital gains or higher income. Of course, the Fund cannot guarantee that it will achieve its investment goal.


                               PORTFOLIO TURNOVER


    The Fund calculates portfolio turnover rate by dividing the value of the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of portfolio securities owned by the Fund during the fiscal year. A 100% portfolio turnover rate would occur, for example, if all of the portfolio securities (other than short-term securities) were replaced once during the fiscal year. The portfolio turnover rate will vary from year to year, depending on market conditions. Increased portfolio turnover may result in greater brokerage commissions. For the fiscal year ended September 30, 2005, the Fund's portfolio turnover rate was 22.93%.


                        DISCLOSURE OF PORTFOLIO HOLDINGS


     The Fund has adopted a policy that it will only disclose portfolio holdings (other than to rating agencies and third party service providers) when that information is filed with the Securities and Exchange Commission ("SEC") or sent to shareholders pursuant to semi-annual or quarterly reports. In most cases, this information will be filed with the SEC sixty days after its date. Information may be sent to shareholders which is less than sixty days after its date, but in such case, the information will be sent to all shareholders at the same time. The Fund discloses holdings on a monthly basis to Standard & Poors, Bloomberg, Thomson Financial, Lipper and Morningstar. The Fund discloses holdings on a quarterly basis to Vickers. The Fund has no special agreements with the rating agencies which require them to keep information provided by the Fund to them confidential or which impose any restrictions on them with respect to trading. No information is released until it is at least 15 days old and all information is sent to all parties at the same time. The Fund discloses portfolio information to its administrator, transfer agent, custodian, pricing services and auditors, who are service providers to the Fund's, for legitimate business purposes.. The Fund's contracts with its administrator, transfer agent and custodian include provisions which require that they treat all information which they receive from the Fund as confidential, not use that information for any purpose other than to perform their obligations under their contracts with the Fund, and not disclose that information to any third party without written authorization from the Fund or pursuant to court order. The Fund's CCO reviews policies and procedures of the Fund's service providers to assure the Fund that their policies and procedures restrict trading based on information they receive from clients, and provide for confidential handling of client information. Under the Fund's policies, no one has authority to make any other disclosure of portfolio information. Officers and directors of the Fund and the Adviser, and officers of the Distributor who are also officers of the Fund or the Adviser of necessity have access to information about the Fund and its investments, including its portfolio holdings, but the Fund and its Adviser and Distributor have adopted policies and procedures to prevent the unfair use by them of nonpublic information. The Fund's code of ethics prohibits access persons (who include officers and directors of the CorporationFund) from buying and selling securities which the Fund is buying or selling or considering buying or selling, except with the prior approval of John Keeley (or in the case of his trades, another officer designated by the Board). Information on personal trading is compiled and reviewed monthly by the Chief Compliance Officer ("CCO"), and quarterly by the Board. It is against the policy of the Fund for the Fund or its Adviser to receive compensation for the disclosure of portfolio holdings information. The disclosure policy of the CorporationFund's has been approved by the Board and under the Fund's procedures, may only be changed with Board approval. The Board reviews the disclosure policy on an annual basis to determine whether it is, and continues to be, in the best interest of the shareholders. The Fund's policies and procedures regarding disclosure of portfolio information are tested periodically by the Fund's CCO, and the Board of the Fund reviews the operation of those policies and procedures at each meeting of the Board.


                             MANAGEMENT OF THE FUND

GENERAL

    The Fund's Board of Directors oversees and reviews the Fund's management, administrator and other companies who provide services to the Fund to ensure compliance with investment policies. The Fund's Board of Directors has no standing committees. Fund officers and the administrator are responsible for day-to-day operations. The Adviser is responsible for investment management under the Investment Advisory Agreement. The Fund, the Investment Adviser and the Distributor have each adopted Codes of Ethics under Rule 17j-1 of the Investment Company Act. Those Codes of Ethics permit personnel subject to the Codes to invest in securities, including securities which may be purchased or held by the Fund.

DIRECTORS AND OFFICERS

    The Directors and officers of the Fund and their principal business activities during the past five years are:


                                                                                                  Number of
                                                                                                   Portfolios        Other
                                                Term of                                            Overseen       Directorships
                              Position(s)     Office(1) and                                        Within the     Held Outside
    Name, Age and Address       Held with       Length of       Principal Occupation(s) During the    Fund            the Fund
                                 Fund         Time Served            Past Five Years                Complex          Complex
------------------------------------------------------------------------------------------------------------------------------------
Independent Directors
                              Chairman and     Served as       Executive Vice President and Chief       2             None
                                Director       Chairman        Financial Officer for Grayhill, Inc.
Jerome J. Klingenberger(2)                    since 2006       (electronic components and control
Age: 50                                        Served as       systems)
561 Hillgrove Ave.                             Director
LaGrange, IL  60525                           since 1999

                                                                                                  Number of
                                                                                                   Portfolios        Other
                                                Term of                                            Overseen       Directorships
                              Position(s)     Office(1) and                                        Within the     Held Outside
    Name, Age and Address       Held with       Length of       Principal Occupation(s) During the    Fund            the Fund
                                 Fund         Time Served            Past Five Years                Complex          Complex
------------------------------------------------------------------------------------------------------------------------------------
John G. Kyle(2)                 Director        Served as       Owner and operator of Shell Oil         2             None
Age:  64                                        Director         Services Stations and Gasoline
10 Skokie Hwy                                  Since 1993                 Distributor
Highland Park, IL  60035

John F. Lesch(2) , (3)          Director        Served as       Attorney with Nisen & Elliott, LLC      2             None
Age:  65                                        Director
200 W Adams Street                             Since 1993
Suite 2500
Chicago, IL  60606

Sean Lowry(2)                   Director        Served as       Executive Vice President of Pacor       2             None
Age:  51                                        Director                 Mortgage Corp.
401 South LaSalle Street                       since 1999
Suite 605
Chicago, IL  60605

Elwood P. Walmsley(2)           Director        Served as       Owner of J. FitzWoody's Lakeshore       2             None
Age:  65                                        Director          Grill, since 2002 and Director of
100 Cobblestone Court                          since 1999         Sales for H.B. Taylor Company (food
Twin Lakes, WI  53181                                            services), since 2003; Prior thereto,
                                                                 National Account Executive for
                                                              Haarmann & Reimer, Division of Bayer
                           International, since 1999.

Interested Director and Officers
John L. Keeley, Jr. (4) (5)      Director and      Served as      President and Treasurer of Keeley      2                N/A
Age:  65                           President     Director and     Investment Corp. and President of
401 South LaSalle Street                           President      Keeley Asset Management Corp. and
Suite 1201                                        since 1993              KEELEY Funds, Inc.
Chicago, IL 60605

Officers
Mark Zahorik                    Vice President     Served as        Vice President of Keeley Asset        N/A             N/A
Age: 43                                              Vice            Management Corp., Keeley
401 South LaSalle Street                           President    Investment Corp and KEELEY Funds, Inc.
Suite 1201                                        since 1997
Chicago, IL 60605

John L. Keeley, III (5)         Vice President     Served as        Vice President of Keeley Asset        N/A             N/A
Age:  45                                             Vice            Management Corp., Keeley
401 South LaSalle Street                           President      Investment Corp. (2002 - Present);
Suite 1201                                        since 2005      and KEELEY Funds, Inc., Trader for
Chicago, IL 60605                                                 Mid-American and Chicago Board of
                                                                         Trade (1983 - 2001)

                                                                                                  Number of
                                                                                                   Portfolios        Other
                                                Term of                                            Overseen       Directorships
                              Position(s)     Office(1) and                                        Within the     Held Outside
    Name, Age and Address       Held with       Length of       Principal Occupation(s) During the    Fund            the Fund
                                 Fund         Time Served            Past Five Years                Complex          Complex
------------------------------------------------------------------------------------------------------------------------------------
Mary A. Ferrari                  Secretary       Served as     Corporate Secretary of Keeley Asset      N/A             N/A
Age: 46                                          Corporate         Management Corp., Keeley
401 South LaSalle Street                         Secretary    Investment Corp. and KEELEY Funds, Inc
Suite 1201                                      since 1996
Chicago, IL 60605

Emily Viehweg                    Treasurer       Served as     Treasurer of Keeley Asset Management     N/A             N/A
Age: 39                                          Treasurer        Corp. since 2001 and Assistant
401 South LaSalle Street                        since 1997     Treasurer of Keeley Asset Management
Suite 1201                                                      Corp. and Keeley Investment Corp.
Chicago, IL 60605                                                           since 1996

Guy Talarico                       Chief         Served as      Chief Executive Officer of ALARIC       N/A             N/A
Age:  50                        Compliance         Chief       Compliance Services, LLC since 2005;
41 Madison Ave., 30th Floor       Officer       Compliance      Co-Chief Executive Officer of EOS
New York, NY  10010                               Officer      Compliance Services, LLC 2004-2005;
                                                since 2004     Senior Director of Investors Bank &
                                                               Trust Institutional Custody Division
                                                                           2001 to 2004

--------------------------
     (1) Each director serves an indefinite term until the election of a successor. Each Officer serves an indefinite term, renewed annually, until the election of a successor.

     (2) Each director maintains brokerage accounts with Keeley Investment Corp., the Fund's principal underwriter.


     (3) Mr. Lesch previously performed legal services (principally related to Federal income tax matters) for Mr. Keeley on an individual basis, unrelated to the business of Keeley Asset Management Corp. or Keeley Investment Corp. Fees paid by Mr. Keeley to Mr. Lesch were approximately $2,941, $2,500, and $2,675 for the years ending December 31, 2005, 2004 and 2003, respectively. Mr. Lesch ceased providing any such services in August 2005.


     (4) John L. Keeley, Jr., is considered an "interested director" of the Fund because of his affiliation with Keeley Asset Management Corp.


     (5) John L. Keeley, III is John L. Keeley, Jr.'s son.

         At December 31, 2005, the Directors and officers owned 502,405 shares, representing 1.97% of the outstanding shares of the Fund.

    With the exception of the Chief Compliance Officer, the officers are "interested persons" of the Fund and are also officers of Keeley Asset Management Corp., Keeley Investment Corp. or its Affiliates, and receive compensation from those companies. They do not receive any compensation from the Fund. The Chief Compliance Officer has a contractual agreement with the Fund, whereby the Fund compensates the Chief Compliance Officer $6,250 monthly. Each "non-interested" Fund Director receives $1,000 from the Fund for each meeting which he attends. Regular Board meetings are held quarterly. For the fiscal year ended September 30, 2005, the Fund paid Directors' fees of $31,361.

At December 31, 2005, the dollar range of equity securities owned beneficially by each Director of the Fund was as follows:

                               INTERESTED DIRECTOR

                                                                            Aggregate Dollar Range of Equity Securities
                                                                               in All Registered Investment Companies
                                Dollar Range of Equity Securities in the         Overseen by Director in Family of
      Name of Director                            Fund                                  Investment Companies
John L. Keeley, Jr.                           Over $100,000                                Over $100,000



                              INDEPENDENT DIRECTORS

                                                                            Aggregate Dollar Range of Equity Securities
                                                                               in All Registered Investment Companies
                                Dollar Range of Equity Securities in the         Overseen by Director in Family of
      Name of Director                            Fund                                  Investment Companies
John F. Lesch                                 Over $100,000                                Over $100,000
John G. Kyle                                  Over $100,000                                Over $100,000
Elwood P. Walmsley                            Over $100,000                                Over $100,000
Jerome J. Klingenberger                    $50,001 - $100,000                            $50,001 - $100,000
Sean Lowry                                    Over $100,000                                Over $100,000



   In November 2005, the Board of Directors of the Fund considered renewal of the Fund's Investment Advisory Agreement. In considering renewal, the Board reviewed the following factors: (i) the nature, extent and quality of service of the Adviser, (ii) the investment performance of the Fund and the Adviser; (iii) the cost of the services to be performed and the profits to be realized by the Adviser and its affiliates from the relationship with the Fund; (iv) the extent to which economies of scale would be realized as the Fund grows and (v) whether the fee levels reflect economies of scale for the benefit of Fund investors.

   With respect to the first factor, the Board reviewed the investment advisory agreement and noted that under that agreement, the Adviser provided only investment advice, and that most of the other services were paid for by the Fund and provided by other service providers, such as the transfer agent, custodian, pricing service and administrator. The Board noted, however, that the distributor, an affiliate of the Adviser, paid for certain expenses of the Fund, such as the cost of certain platforms, which reduced the Fund's transfer agent expense. The Board noted that the distributor received 12b-1 fees as reimbursement for those expenses, but to date the expenditures by the distributor exceeded the reimbursements. The Board discussed the possibility of the Adviser expanding the services to the Fund, but felt that having outside service providers was a benefit to the Fund and its shareholders, and did not feel that the fact that the Adviser was not providing such services was a negative or should adversely impact its decision about renewal of the investment advisory contract. The Board then directly addressed the quality of the advisory services, which the Board felt were reflected by the performance of the Adviser and the Fund (which factor is discussed in detail below). Based on the performance, the Board concluded that the quality of the services provided by the Adviser was a significant factor and a basis to renew the agreement.

   The Board reviewed the performance of the Fund based on the information in the draft semi-annual report and in other material furnished to the Board for the purpose of evaluating the performance of the Fund and the Adviser, comparing the Fund's performance, with and without load, against the S&P 500 index and the Russell 2000 index for the prior 3 month, 1, 3, 5 and 10 year periods and since commencement of operations. The Board also reviewed Morningstar data which included the Fund in the small blend category, and S&P data which included the Fund in the small cap value category. Using this data, the Fund was consistently in the top 10% of its categories (in some cases the top 2%) for all periods reviewed. The Board also reviewed the Morningstar star rating, noting that the Fund received 5 stars, which was the best rating, for the 5 and 10 year period, and 4 stars for the 3 year period. After that review, the Board concluded that performance alone was a sufficient basis to renew the advisory contract. Notwithstanding that determination, the Board continued to address the other factors listed above.

   The next factor considered was the cost of the services and the profits to the Adviser. In terms of cost, the Board recognized that the advisory fee was higher than the fee charged by many advisers. In making that analysis, the Board reviewed peer group information on two groups, one of 8 funds and another of 16 other funds. The Board also reviewed an analysis of advisory fees and expenses for the S&P style name. The group of 8 funds was more closely related in size to the Fund and included detailed expense information, and the 16 funds were all small cap value funds and ranged in size from $2.8 billion to $9 million. In that analysis, the Board noted that the average adviser expense for the group of 8 was 0.82%, and only 2 of the 8 funds had a higher adviser expense than the Fund. However, the Board also noted that the performance of the Fund was better than any of the funds in the 8 member peer group, and such performance was calculated after all expenses, including the adviser expense. The Board noted that for the S&P style name, the average advisory fee was 0.78%, which was lower than the fee charged by the Adviser to the Fund. The Board reviewed the revenue collected by the Adviser and its affiliates over the past year, which information had been provided to the Board. That revenue included the investment advisory fee, 12b-1 fees, brokerage commissions to the affiliated broker and sales load on retail sales made by the distributor. In evaluating those items, the Board noted the 12b-1 fees received vs. the expenses incurred. With respect to brokerage, the Board noted that all of the transactions were at a price which the Adviser had represented was the lowest price charged by the affiliated broker to any brokerage customer. The Board also noted that the Adviser had stated that it expected that now that the Fund had reached a sufficient size resulting in substantial orders, it was anticipated that the Fund would do more brokerage with unaffiliated brokers than it had in the past. In looking at the costs to the Fund, the Board paid particular attention to the total expenses of the Fund, which the Board felt were a reflection of the overall quality of the services of the Adviser to the Fund. The Board noted that although the advisory fee was high, the total expenses of the Fund, at 1.52%, were close to the average for the S&P style name, which was 1.53%. The Board did not request a profit and loss statement on the Adviser and its affiliates because it felt that the key from the Fund's standpoint was cost, not the Adviser's profits, particularly if the Board could evaluate those costs based on industry standards. The Board concluded that although the cost of the Adviser was high, the total expenses of the Fund were in line with industry standards and averages, and on the basis of the factor of cost to the Fund and benefit to the Adviser, the agreement should be renewed.

   The next factor the Board considered was the extent to which economies of scale would be realized as the Fund grows. In that analysis, the Board reviewed with the Adviser the services to be performed and how those would change as the Fund grew. The Board noted that there were now over 160 names in the portfolio, that small cap stocks do not have the same float as larger companies and they are not well followed by analysts, and that as the Fund grew, there were not necessarily cost benefits to the Adviser. The Board noted that there would be some benefits, but they were not likely to be as substantial as in the case of a fund which invested in larger capitalization companies. The Adviser also reviewed with the Board personnel changes it had made to deal with the increased workload, and also reviewed with the Board anticipated additional hirings. The Board concluded that economies of scale could be recognized by the Fund with respect to a number of the service providers, but was not certain that a significant economy would result to the Adviser. Nevertheless, the Board believed that the Fund and its shareholders should receive some benefit from the Adviser as the Fund grew, and discussed with the Adviser a change in the advisory fee, on a prospective basis, which the Adviser was willing to do, which factor is discussed in greater detail below. On the basis of the Board's analysis that the economies of scale might not result in a major benefit to the Adviser, but that the Adviser would be willing to modify the fee structure to provide a benefit to the Fund and its shareholders as the Fund grew, the Board concluded that was a significant factor in renewing the advisory agreement.

   The final factor considered was how the Fund and its shareholders would benefit from economies of scale. The Adviser agreed that with respect to assets in the Fund in excess of $1 billion, the advisory fee should be reduced from 1% to 0.9% effective at the Fund's annual update of its prospectus. The Board discussed whether that reduction was adequate, and in that process revisited the additional commitments made by the Adviser in terms of personnel, and the challenges of finding appropriate securities for a small cap fund. The Adviser assured the Board that the reduction in fee would not result in any reduction in services to the Fund. On the basis of this factor, the Board concluded that the advisory agreement should be renewed.

   In summary, the Board determined that the services provided by the Adviser, the performance of the Fund and the Adviser and the opportunity for the Fund to benefit from increase in size, based on the modification of the fee, were the factors on which the Board based its decision to renew the agreement, and the cost to the Fund, while greater than many other funds, and the benefits to the Adviser and its affiliates, while substantial, were not a basis on which to not renew the agreement.

    The table below shows the compensation which the Fund paid to each of its Directors for the fiscal year ended September 30, 2005:

                                        Aggregate        Pension or Retirement      Estimated Annual      Total Compensation
             Name of Person,           Compensation     Benefits Accrued As Part     Benefits Upon        From Fund Paid to
                 Position               From Fund           of Fund Expenses           Retirement             Directors
                 --------               ---------           ----------------           ----------             ---------
       John L. Keeley, Jr.,              $   0                  $ 0                       $ 0                   $    0
       Director

       John F. Lesch,                    $6,000                 $ 0                       $ 0                   $6,000
       Director

       John G. Kyle,                     $6,000                 $ 0                       $ 0                   $6,000
       Director

       Elwood P. Walmsley,               $6,000                 $ 0                       $ 0                   $6,000
       Director

       Jerome J. Klingenberger           $6,000                 $ 0                       $ 0                   $6,000
       Chairman and Director

       Sean Lowry                        $6,000                 $ 0                       $ 0                   $6,000
       Director



Officers and directors of the Fund do not pay sales loads on purchases of Fund shares. The Fund believes the waiver of sales loads for these people is appropriate because the Distributor does not incur any costs related to selling shares to them, nor does it need to keep them advised of Fund activity or performance. In addition, the Fund believes that the waiver of sales load will encourage their ownership of Fund shares, which the Fund believes is desirable.


               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

    For this purpose "control" means: (i) the beneficial ownership, either directly or through one or more controlled companies, of more than 25% of the voting securities of a company; (ii) the acknowledgment or assertion by either the controlled or controlling party of the existence of control; or (iii) an adjudication under the terms and conditions of the 1940 Act, which has become final, that control exists.


    On December 31, 2005, Mr. John L. Keeley, Jr. owned 469,259 shares, and his ownership represented 1.84% of the issued and outstanding shares of common stock of the Fund. No other person owned 5% or more as of December 31, 2005.

                                PORTFOLIO MANAGER

   John L. Keeley, Jr. is the Portfolio Manger of the Fund. Mr. Keeley is also the portfolio manager for KEELEY Mid Cap Value Fund, a series of KEELEY Funds, Inc., a registered investment company which had assets of $11.4 million at September 30, 2005. In addition, Mr. Keeley acts as portfolio manager for 756 other individual accounts which had assets of $1.4 billion at September 30, 2005. Included in those individual accounts are 3 pooled investment vehicles which had assets of $35.5 million at September 30, 2005. Two of the pooled investment vehicles, which have assets of $28.4 million at September 30, 2005, provide for a performance-based fee.

    The Fund and KEELEY Mid Cap Value Fund use the same investment strategy but focus on different issuers; the Fund concentrates on small cap stock while KEELEY Mid Cap Value Fund concentrates on mid-cap stocks. Since the strategy of the two is similar, the Fund does not believe that there will be any conflicts of interest resulting from a difference in investment strategy, and since the focus of the Fund and KEELEY Mid Cap Value Fund is different, there should not be many situations which would present a conflict of interest between them. Many of the individual accounts, and the pooled investment vehicles, also follow the same strategy and the same focus. A conflict will arise if the portfolio manager decides to sell a security which the Fund holds or purchase a security for the Fund at the same time that such security is to be purchased or sold by KEELEY Mid Cap Value Fund, the pooled investment vehicles and individual accounts and there is not sufficient trading volume to permit the fill of all of the orders at the same time without affecting the price. . Such action could have an effect on the price of the securities, and potentially result in the Fund paying more (with respect to a purchase) or receiving less (with respect to a sale) than might otherwise be the case if only the Fund were purchasing or selling that security. Historically, when the Fund and any of those other accounts purchased or sold the same security on the same day, the Fund received the best price or the same price, and if possible the transactions were averaged. Now that the portfolio manager is managing the portfolios of two registered investment companies, if the Fund and KEELEY Mid Cap Value Fund buy or sell the same security on the same day, the prices will be averaged and each will receive the same price. If it is not possible to fill all of the orders for the same security for the Fund and other accounts managed by the Adviser, the securities purchased or sold will be allocated among the purchasers or sellers proportionate to the number of shares which each requested to purchase or sell.

    Mr. Keeley does not receive any compensation specifically for acting as portfolio manager of the Fund. However, as the sole shareholder of the investment adviser, he has the benefit of 100% of the management fees paid by the Fund to the adviser, after payment by the adviser of all of its expenses.


                               INVESTMENT ADVISER

    Keeley Asset Management Corp., organized in the State of Illinois on December 28, 1981, is the Fund's investment adviser (the "Adviser"). John L. Keeley, Jr. owns all of the stock of the Adviser. Under the Investment Advisory Agreement between the Adviser and the Fund, the Adviser is responsible for administering the Fund's affairs and supervising its investment program and must do so in accordance with applicable laws and regulations. The Adviser also furnishes the Fund's Board of Directors with periodic reports on the Fund's investment performance.


   For its services, the Adviser receives a monthly fee at an annual rate of 1.00% for the first $1 billion and 0.90% in excess of $1 billion of the average daily net assets of the Fund. The Investment Advisory Agreement provides that the Adviser will waive a portion of its management fee, or reimburse the Fund, to the extent that its total annual operating expenses exceed 2.50%, exclusive of (i) taxes, (ii) interest charges, (iii) litigation and other extraordinary expenses, and (iv) brokers' commissions and other charges relating to the purchase and sale of the Fund's portfolio securities. The Investment Advisory Agreement also provides that the Adviser shall not be liable to the Fund or its shareholders from or as a consequence of any act or omission of the Adviser, or of any of the directors, officers, employees or agents of the Adviser, in connection with or pursuant to this Agreement, except by willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties or by reason of reckless disregard by the Adviser of its obligations and duties under this Agreement. For the fiscal years ended September 30, 2005, 2004 and 2003, the Adviser earned $4,633,456, $1,307,148, and $772,925, respectively, in investment advisory fees.


                             ADMINISTRATION SERVICES

    UMB Fund Services, Inc., 803 West Michigan Street, Suite A, Milwaukee, Wisconsin 53233, is the Fund's administrator. The Administrator assists in preparing and filing the Fund's federal and state tax returns and required tax filings (other than those required to be made by the Fund's Custodian or Transfer Agent), participates in the preparation of the Fund's registration statement, proxy statements and reports, prepares state securities law compliance filings, oversees the Fund's fidelity insurance relationships, compiles data for and prepares notices to the Securities and Exchange Commission, prepares annual and semi-annual reports to the Securities and Exchange Commission and current shareholders, monitors the Fund's expense accounts, the Fund's status as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), the Fund's arrangements with respect to services provided pursuant to the Fund's Distribution Plan, compliance with the Fund's investment policies and restrictions and generally assists in the Fund's administrative operations.


    The Administrator, at its own expense and without reimbursement from the Fund, furnishes office space and all necessary office facilities, equipment, supplies and clerical and executive personnel for performing the services required to be performed by it under the Administration Agreement. For its services the Administrator receives a fee based upon the average daily net assets of the Fund. The fee is computed at the annual rate of 0.05% on the first $250 million of the Fund's average daily net assets, 0.045% between $250 million and $500 million of the Fund's average daily net assets, 0.035% between $500 million and $750 million of the Fund's average daily net assets 0.02505% on the Fund's average daily net assets in excess of $750 million. The fee is computed daily and paid monthly. The minimum fee is $38,500 per year. UMB Fund Services, Inc. received fees of $281,673, $115,358, and $88,646 from the Fund for the years ended September 30, 2005, 2004, and 2003, respectively.


    The Administrator provides services to the Fund under an Administration Agreement which is renewable from year to year if the Fund's Board of Directors (including a majority of the Fund's disinterested Directors) approves the renewal. Either UMB Fund Services, Inc. or the Fund may terminate the Administration Agreement on ninety (90) days written notice to either party. Amendments to the Administration Agreement require the approval of the Fund's Board of Directors (including a majority of the Fund's disinterested Directors). The Administration Agreement cannot be assigned by the Fund or UMB Fund Services, Inc. without consent of the other party.

    FUND ACCOUNTANT, CUSTODIAN, TRANSFER AGENT AND DIVIDEND DISBURSING AGENT

FUND ACCOUNTANT

    U.S. Bancorp Fund Services, LLC ("U.S. Bancorp") acts as the fund accountant for the Fund. U.S. Bancorp's principal business address is 615 East Michigan Street, Milwaukee, WI, 53202-0701. U.S. Bancorp services include maintaining portfolio records; obtaining prices for portfolio positions; determining gains/losses on security sales; calculating expense accrual amounts; recording payments for Fund expenses; accounting for fund share purchases, sales, exchanges, transfers, dividend reinvestments and other fund share activity; maintaining a general ledger for the Fund; determining net asset values of the Fund; calculating net asset value per share and maintaining tax accounting records for the investment portfolio.


    For its services U.S. Bancorp receives a fee based upon the average daily net assets of the Fund. The fee is computed at the annual rate of $30,000 for the first $100 million of the Fund's average daily net assets, 0.0125% on the Fund's average daily net assets from $100 to $300 million, and 0.0075% on the remainder of the Fund's average daily net assets. The fee is computed daily and paid monthly. U.S. Bancorp received fees of $78,937, $37,313, and $33,701 from the Fund for the years ended September 30, 2005, 2004, and 2003, respectively.


CUSTODIAN

    U.S. Bank, N.A., (the "Custodian") 425 Walnut Street, Cincinnati, Ohio 45202, is the custodian for the Fund. As custodian to the Fund it is responsible for holding all securities and cash of the Fund, receiving and paying for securities purchased, delivering against payment for securities sold, receiving and collecting income from investments, making all payments covering expenses of the Fund, and performing other administrative duties, all as directed by authorized persons of the Fund. The Custodian does not exercise any supervisory function in such matters as purchase and sale of portfolio securities, payment of dividends, or payment of expenses of the Fund. The Fund has authorized the Custodian to deposit certain portfolio securities in central depository systems as permitted under federal law. The Fund may invest in obligations of the Custodian and may purchase or sell securities from or to the Custodian.


    For its services as Custodian, U.S. Bank, N.A receives a fee based upon the average daily net assets of the Fund. The fee is computed at the annual rate of 0.01% for the first $100 million of the Fund's average daily net assets, 0.0075% on the next $800 million of the Fund's average daily net assets and 0.0050% on the remainder of the Fund's average daily net assets, with a minimum of $6,000 per year. The fee is computed daily and paid monthly.


TRANSFER AGENT AND DIVIDEND DISBURSING AGENT

    U.S. Bancorp Fund Services, LLC ("U.S. Bancorp") acts as the Transfer and Dividend Disbursing Agent for the Fund. U.S. Bancorp's principal business address is 615 East Michigan Street, Milwaukee, WI, 53202-0701. U.S. Bancorp services include printing, postage, forms, stationary, record retention, mailing, insertion, programming, labels, shareholder lists, and proxy expenses. These fees and reimbursable expenses may be changed from time to time subject to mutual written agreement between U.S. Bancorp and the Fund and with the approval of the Board of Directors.

    Under this Agreement, U.S. Bancorp receives orders for the purchase of shares; processes purchase orders and issues the appropriate number of uncertificated shares; processes redemption requests; pays money in accordance with the instructions of redeeming shareholders; transfers shares; processes exchanges between funds within the same family of funds; transmits payments for dividends and distributions; maintains current shareholder records; files U.S. Treasury Department Form 1099s and other appropriate information required with respect to dividends and distributions for all shareholders; provides shareholder account information upon request; mails confirmations and statements of account to shareholders for all purchases, redemptions and other confirmable transactions as agreed upon with the Fund; and, monitors the total number of shares sold in each state.


    For its services as Transfer Agent and Dividend Disbursing Agent, U.S. Bank, N.A receives a fee of $16.00 per account plus 0.005% of average daily net assets, with a $30,000 per year minimum fee.


                                 NET ASSET VALUE

    For purposes of computing the net asset value of a share of the Fund, securities listed on an exchange, or quoted on a national market system are valued at the last sales price at the time of valuation or lacking any reported sales on that day, at the most recent bid quotations. Securities traded on only the over-the-counter markets are valued on the basis of the closing over-the-counter bid prices when there is no last sale price available. Securities for which quotations are not available and any other assets are valued at a fair value as determined in good faith by the Board of Directors. Money market instruments having a maturity of 60 days or less from the valuation date are valued on an amortized cost basis.

    The Fund's net asset value will not be determined on any day on which the New York Stock Exchange is not open for trading. That Exchange is regularly closed on Saturdays and Sundays and on New Year's Day, the third Monday in January, the third Monday in February, Good Friday, the last Monday in May, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. If one of these holidays falls on a Saturday or Sunday, the Exchange will be closed on the preceding Friday or the following Monday, respectively.

    The Fund has elected to be governed by Rule 18f-1 under the 1940 Act. As a result of this election, the Fund must redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund during any 90 day period for any one shareholder. Redemptions in excess of those above amounts will normally be paid in cash, but may be paid wholly or partly by a distribution of Fund portfolio securities.

    Investments by corporations must include a certified copy of corporate resolutions indicating which officers are authorized to act on behalf of the account. Investments by trustees must include a copy of the title and signature page of the trust agreement and pages indicating who is authorized to act.


    On September 30, 2005, the net asset value per share of the Fund was calculated as follows:

    Net Assets             $850,183,943
                                          = $43.46 Net Asset Value Per Share
    Shares Outstanding       19,561,085


                       PURCHASES AND REDEMPTION OF SHARES

    For information on purchase and redemption of shares, see "How to buy, sell and exchange shares" in the Fund's Prospectus. The Fund may suspend the right of redemption of shares of the Fund for any period: (i) during which the New York Stock Exchange is closed other than customary weekend and holiday closing or during which trading on the New York Stock Exchange is restricted; (ii) when the Securities and Exchange Commission determines that a state of emergency exists which may make payment or transfer not reasonably practicable; (iii) as the Securities and Exchange Commission may, by order, permit for the protection of the security holder of the Fund; or (iv) at any other time when the Fund may, under applicable laws and regulations, suspend payment on the redemption of its shares.

                            SALES AT NET ASSET VALUE


     Purchases of the Fund's shares at net asset value may be made by the following persons: (a) nondealer assisted (or assisted only by the Distributor) tax-exempt entities (including pension and profit sharing plans and IRAs) whose minimum initial investment is $25,000 or more, (b) nondealer assisted (or assisted only by the Distributor) purchases by a bank or trust company in a single account where such bank or trust company is named as trustee and the minimum initial investment is over $25,000, (c) nondealer assisted (or assisted only by the Distributor) purchases by banks, insurance companies, insurance company separate accounts and other institutional purchasers, (d) a registered investment adviser purchasing shares on behalf of a client or on his or her own behalf through an intermediary service institution offering a separate and established program for registered investment advisers and notifying the Fund and its Distributor of such arrangement, (e) any current or retired Officer, Director or employee, or any member of the immediate family of such person, of the Fund, Adviser, Distributor or any affiliated company thereof, (f) the Fund's Adviser, Distributor or any affiliated company thereof, (g) any employee benefit plan established for employees of the Adviser, Distributor, or its affiliates,
(h)advisory clients of the Adviser, (i) registered representatives and their spouses and minor children and employees of Selected Dealers, (j) for-fee clients of investment advisers registered under the Investment Advisers Act of1940, who have for-fee clients with at least $25,000 of net asset value of shares in the Fund after giving effect to the purchase, and who have directed their for-fee clients to the Fund, (k) shareholders of the Fund, solely with respect to their reinvestment of dividends and distributions from the Fund, (l) shares exchanged in accordance with the Fund's exchange privilege on which a sales charge has been paid (or no sales charge was due because the purchaser had the right to purchase at net asset value) in connection with the previous purchase of shares of the Fund or of KEELEY Mid Cap Value Fund (see "Exchange Privilege"), (m) employees, pension, profit sharing and retirement plans of the Administrator of and counsel to the Fund, (n) consultants to the Adviser of the Fund, their employees and pension, profit sharing and retirement plans for those employees, (o) pension, profit sharing and retirement plans for employees of Directors and employees of business entities owned and controlled by Directors of the Fund, (p) sales to broker-dealers who conduct their business with their customers principally through the Internet and who do not have registered representatives who actively solicit those customers to purchase securities, including shares of the Fund; (q) sales through a broker-dealer to its customer under an arrangement in which the customer pays the broker-dealer a fee based on the value of the account, in lieu of transaction based brokerage fees and (r) investors in Schwab Mutual Fund Marketplace(R) (MFMP) (i) who are investment advisers, investment consultants or financial planners who place trades for their own accounts or the accounts of their clients and who charge a management consulting or other fee for their services; (ii) who are clients of such investment advisers, investment consultants or financial planners who place trades for their own accounts if the accounts are linked to the master account of such investment adviser, investment consultant or financial planner on Schwab's system; (iii) who are customers of financial institutions clearing transactions through Schwab; or (iv) who are participants (including personal choice retirement accounts or otherwise) in retirement and deferred compensation plans and trusts used to fund those plans, including, but not limited to, those defined in Section 401(a), 403(b) or 457 of the Internal Revenue Code and "rabbi trusts" for which (X) Schwab acts as broker-dealer (Y) The Charles Schwab Trust Company acts as trustee of the trust funds under the Plans and/or (Z) Schwab Retirement Plan Services, Inc. or another entity acts as record keeper. In the opinion of the Fund's management, these sales will result in less selling effort and expense. In order to qualify for these waivers, sufficient information must be submitted at the time of purchase with the application to determine whether the account is entitled to the waiver of the sales charge.


                               EXCHANGE PRIVILEGE


    Investors may exchange shares of the Fund having a value of $250 or more for shares of KEELEY Mid Cap Value Fund or $1,000 for an initial exchange and $250 or more for subsequent exchanges of shares of First American Prime Obligations Fund (the "Prime Obligations Fund") at their net asset value and at a later date exchange such shares and shares purchased with reinvested dividends for shares of the Fund at net asset value. An investor is limited to 4 exchanges in each 12 month period. Investors who are interested in exercising the exchange privilege should first contact the Fund to obtain instructions and any necessary forms. The exchange privilege does not in any way constitute an offering or recommendation on the part of the Fund or the Adviser of an investment in the KEELEY Mid Cap Value Fund or Prime Obligations Fund. Any investor who considers making such an investment through the exchange privilege should obtain and review the prospectuses of the KEELEY Mid Cap Value Fund or Prime Obligations Fund before exercising the exchange privilege. The Distributor is entitled to receive a fee from Prime Obligations Fund for certain distribution and support services at the annual rate of 0.20 of 1% of the average daily net asset value of the shares for which it is the holder or dealer of record.

    The exchange privilege will not be available if (i) the proceeds from a redemption of shares are paid directly to the investor or at his or her discretion to any persons other than the KEELEY Mid Cap Value Fund or Prime Obligations Fund or (ii) the proceeds from redemption of the shares of the Prime Obligations Fund are not immediately reinvested in shares of the Fund. The exchange privilege may be terminated by the Fund at any time.


    For federal income tax purposes, a redemption of shares pursuant to the exchange privilege will result in a capital gain if the proceeds received exceed the investor's tax-cost basis of the shares redeemed. Such a redemption may also be taxed under state and local tax laws, which may differ from the Code.

                                    TAXATION

    The Fund intends to qualify annually and elects to be treated as a regulated investment company under the Internal Revenue Code of 1986 (the "Code").

    To qualify as a regulated investment company, the Fund must, among other things: (i) derive in each taxable year at least ninety percent (90%) of its gross income from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies or other income derived with respect to its business of investing in such stock, securities or currencies; (ii) diversify its holdings so that, at the end of each quarter of the taxable year, (a) at least fifty percent (50%) of the market value of the Fund's assets are represented by cash, U.S. government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than five percent (5%) of the value of the Fund's total assets and 10 percent (10%) of the outstanding voting securities of such issuer, and (b) not more than twenty-five percent (25%) of the value of its total assets is invested in the securities of any one issuer (other than U.S. government securities or the securities of other regulated investment companies); and (iii) distribute at least ninety percent (90%) of its net investment income (which includes dividends, interest, and net short-term capital gains in excess of and net long-term capital losses) each taxable year.

    As a regulated investment company, the Fund will not be subject to U.S. federal income tax on its net investment income and net capital gains (any net long-term capital gains in excess of the sum of net short-term capital losses and capital loss carryovers from prior years), if any, that it distributes to shareholders. The Fund intends to distribute to its shareholders, at least annually, substantially all of its net investment income and any net capital gains. In addition, amounts not distributed by the Fund on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible four percent (4%) excise tax. To avoid the tax, the Fund must distribute during each calendar year, (i) at least ninety-eight percent (98%) of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (ii) at least ninety-eight percent (98%) of its capital gains in excess of its capital losses for the twelve-month period ending October 31 of the calendar year, and (iii) all ordinary income and capital gains for previous years that were not distributed during such years. To avoid application of the excise tax, the Fund intends to make these distributions in accordance with the calendar year distribution requirement. A distribution will be treated as paid during the calendar year if it is declared by the Fund before December 31 of the year and paid by the Fund by January 31 of the following year. Such distribution will be taxable to shareholders in the year the distributions are declared, rather than the year in which the distributions are received.

    If the Fund fails to qualify as a regulated investment company under the Internal Revenue Code, its income will be subject to federal income tax, and dividends paid to shareholders will also be subject to federal income tax.

                             DISTRIBUTION OF SHARES

    Keeley Investment Corp. (the "Distributor") acts as the principal underwriter for the Fund under an Underwriting Agreement between it and the Fund. The Distributor is a registered broker-dealer under the Securities Act of 1934, member of the National Association of Securities Dealers, Inc. (NASD), the Securities Investor Protection Corporation (SIPC), and an affiliate of the Adviser.


    The Underwriting Agreement provides that the Distributor will use its best efforts to distribute the shares of the Fund on a continuous basis and will receive commissions on such sales as described in the Prospectus under "How Shares are Priced." The Distributor bears the costs of advertising and any other costs attributable to the distribution of the shares of the Fund. (A portion of these costs may be reimbursed by the Fund pursuant to the Fund's Distribution Plan (the "Plan") described below. The Distributor may receive brokerage commissions for executing portfolio transactions for the Fund. The Distributor may enter into sales agreements with other entities to assist in the distribution effort. Any compensation to these other entities will be paid by the Distributor from the proceeds of the sales charge. The Distributor may also compensate these entities out of the distribution fee received from the Fund. For the years ended September 30, 2005, 2004, and 2003, the Distributor received $4,450,217, $639,346, and $170,768, respectively, in front-end sales commissions and paid $3,848,956, $493,939, and $119,045, respectively, of such proceeds to dealers as sales concessions as described in the Prospectus.


                          RULE 12b-1 DISTRIBUTION PLAN

    The Fund adopted a Plan of Distribution pursuant to Rule 12b-1 of the Investment Company Act of 1940 (the "Plan"). The Plan was adopted in anticipation that the Fund will benefit from the Plan through increased sales of shares of the Fund thereby reducing the Fund's expense ratio and providing an asset size that allows the Adviser greater flexibility in management. The Plan may be terminated at any time by a vote of the Directors of the Fund who are not interested persons of the Fund and who have no direct or indirect financial interest in the Plan or any agreement related thereto (the "Rule 12b-1 Directors") or by a vote of a majority of the outstanding shares of the Fund. Any change in the Plan that would materially increase the distribution expenses of the Fund provided for in the Plan requires the approval of the shareholders and the Board of Directors, including the Rule 12b-1 Directors.

    While the Plan is in effect, the selection and nomination of Directors who are not interested persons of the Fund will be committed to the discretion of the Directors of the Fund who are not interested persons of the Fund. The Board of Directors of the Fund must review the amount and purposes of expenditures pursuant to the Plan quarterly as reported to it by the Adviser. The Plan will continue in effect for as long as its continuance is specifically approved at least annually by a majority of the Directors, including the Rule 12b-1 Directors.


    For the years ended September 30, 2005, 2004, and 2003, the Distributor received $168,728, $99,777, and $70,662, respectively, under the Plan. During the same periods, the Fund paid an additional $989,636, $227,363, and $122,569, respectively, pursuant to the Plan, all of which represented compensation to dealers.


    Amounts paid under the Plan (which may not exceed a maximum monthly percentage of 1/12 of 0.25% (0.25% per annum) of the Fund's average daily net assets) are paid to the Distributor in connection with its services as distributor. Payments, if any, are made monthly and are based on reports submitted by the Distributor to the Fund which sets forth all amounts expended by the Distributor pursuant to the Plan. Under no circumstances will the Fund pay a fee, pursuant to the Plan, the effect of which would be to exceed the National Association of Securities Dealers' ("NASD") limitations on asset based compensation described below.

    The NASD has rules which may limit the extent to which the Fund may make payments under the Plan. Although the NASD's rules do not apply to the Fund directly, the rules apply to members of the NASD such as the Distributor and prohibit them from offering or selling shares of the Fund if the sale charges (including 12b-1 fees) imposed on such shares exceed the NASD's limitations.

    The rules impose two related limits on 12b-1 fees paid by investors: an annual limit and a rolling cap. The annual limit is 0.75% of assets (with an additional 0.25% permitted as a service fee). The rolling cap on the total of all sales charges (including front end charges, contingent deferred sales charges and asset based charges such as 12b-1 payments) is 6.25% of new sales (excluding sales resulting from the reinvestment of dividends and distributions) for funds that charge a service fee and 7.25% of new sales for funds that do not assess a service fee.

    Whether the rolling applicable maximum sales charge has been exceeded requires periodic calculations of the Fund's so-called "remaining amount." The remaining amount is the amount to which the Fund's total sales charges are subject for purposes of ensuring compliance with the NASD limits. The Fund's remaining amount is generally calculated by multiplying the Fund's new sales by its appropriate NASD maximum sales charge (6.25% or 7.25%). From this amount is subtracted the Fund's sales charges on the new sales and the 12b-1 payments accrued or paid over the period. The Fund's remaining amount increases with new sales of the Fund (because the Fund's front-end sales charge is less than the applicable NASD maximum) and decreases as the 12b-1 charges are accrued. The NASD rules permit the remaining amount to be credited periodically with interest based on the rolling balance of the remaining amount. If the Fund's remaining amount reaches zero, it must stop accruing its 12b-1 charges until it has new sales that increase the remaining amount. The Fund's remaining amount may be depleted as a result of the payment of 12b-1 fees if, for example, the Fund experiences an extended period of time during which no new sales are made or during which new sales are made but in an amount insufficient to generate increases in the remaining amount to offset the accruing 12b-1 charges.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

PORTFOLIO TRANSACTIONS


    The Adviser has discretion to select brokers and dealers to execute portfolio transactions initiated by the Adviser and to select the markets in which such transactions are to be executed. The primary responsibility regarding portfolio transactions is to select the best combination of price and execution for the Fund. When executing transactions for the Fund, the Adviser will consider all factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and the reasonableness of the commission. The Adviser may select the Distributor to execute portfolio transactions, subject to best price and execution. In any such transaction, the Distributor will charge commissions at a substantial discount from retail rates, regardless of the size of the transaction. Portfolio transactions executed by the Distributor will comply with all applicable provisions of Section 17(e) of the 1940 Act. Transactions of the Fund in the over-the-counter market may be executed with primary market makers acting as principal except where the Adviser believes that better prices and execution may be obtained elsewhere. The Adviser will not allocate brokerage on the basis of the sale of Fund shares; however, the Adviser may allocate brokerage to broker-dealers (including the Distributor) who have sold shares of the Fund, but any such allocation will be based on price and execution, and not the sale of Fund shares. In accordance with the provisions of Rule 12b-1(h), the Fund has implemented and the board of directors of the Fund has approved policies and procedures reasonably designed to prevent the use of brokerage on Fund securities transactions to promote or sell shares of the Fund.


    BROKERAGE

    In selecting brokers or dealers to execute particular transactions and in evaluating the best price and execution available, the Adviser is authorized to consider "brokerage and research services" (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934), statistical quotations, specifically the quotations necessary to determine the Fund's asset value, and other information provided to the Fund or the Adviser. The Adviser is also authorized to cause the Fund to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction. The Adviser must determine in good faith, however, that such commission was reasonable in relation to the value of the brokerage and research services provided, viewed in terms of that particular transaction or in terms of all the accounts over which the Adviser exercises investment discretion. It is possible that certain of the services received by the Adviser attributable to a particular transaction will benefit one or more other accounts for which the Adviser has investment discretion. The "bunching" of orders for the sale or purchase of marketable portfolio securities with other accounts under management of the Adviser to save brokerage costs or average prices among them is not deemed to result in a securities trading account.

    In valuing research services, the Adviser makes a judgment of the usefulness of research and other information provided by a broker to the Adviser in managing the Fund's investment portfolio. In some cases, the information, (e.g., data or recommendations concerning particular securities) relates to the specific transaction placed with the broker but for greater part the research consists of a wide variety of information concerning companies, industries, investment strategy and economic, financial and political conditions and prospects, useful to the Adviser in advising the Fund.

    The Adviser is the principal source of information and advice to the Fund and is responsible for making and initiating the execution of investment decisions by the Fund. However, the Board of Directors of the Fund recognizes that it is important for the Adviser, in performing its responsibilities to the Fund, to continue to receive the broad spectrum of economic and financial information that many securities brokers have customarily furnished in connection with brokerage transactions, and that in compensating brokers for their services, it is in the interest of the Fund to take into account the value of the information received for use in advising the Fund. The extent, if any, to which the obtaining of such information may reduce the expenses of the Adviser in providing management services to the Fund is not determinable. In addition, the Board of Directors understands that other clients of the Adviser might also benefit from the information obtained for the Fund, in the same manner that the Fund might also benefit from the information obtained by the Adviser in performing services for others.


   Although investment decisions for the Fund are made independently from those for other investment advisory clients of the Adviser, the same investment decision may be made for both the Fund and one or more other advisory clients. If both the Fund and other clients purchase or sell the same class of securities on the same day, to the extent the Adviser is able to do so, the transactions will be allocated as to amount and price in a manner considered equitable to each. There may be circumstances under which, if orders are not placed with or through the same broker or executed in the same market, such allocation will not be possible. In those cases, each client will receive the price on its individual order, and the Fund may therefore have higher or lower prices for securities purchased or sold on the same day by the Adviser for other clients.

    For the years ended September 30, 2005, 2004, and 2003, the Fund paid to brokers, other than the Distributor, brokerage commissions totaling $61,410, $0, and $250, respectively, on transactions having a total market value of $45,491,471, $0, and $69,747, respectively. For the years ended September 30, 2005, 2004, and 2003, the Fund paid the Distributor brokerage commissions of $1,768,965, $468,702, and $258,240, respectively, on transactions involving the payment of commissions having a total market value of $572,397,624, $137,772,207, and $63,961,868, respectively. Of the brokerage commissions paid by the Fund for the years ended September 30, 2005, 2004, and 2003, 96.6%, 100.0%, and 99.9%, respectively, were paid to the Distributor and such commissions paid to the Distributor were paid in connection with transactions involving securities having a market value equal to 92.6%, 100.0%, and 99.9%, respectively, of the total market value of securities on which the Fund paid commissions. The above does not include principal transactions when the Fund purchases securities directly from NASD marketmakers on a principal basis. During the fiscal year ended September 30, 2005, the Fund did not acquire securities of its regular brokers or dealers or their parents.

                             ADDITIONAL INFORMATION

SHAREHOLDER MEETINGS

    The Articles of Incorporation do not require that the Fund hold annual or regular shareholder meetings. Meetings of the shareholders may be called by the Board of Directors and held at such times the Directors, from time to time determine, for the purpose of the election of Directors or such other purposes as may be specified by the Directors.

REMOVAL OF DIRECTORS BY SHAREHOLDERS

    The Fund's By-Laws contain procedures for the removal of Directors by its shareholders. At any meeting of shareholders, duly called and at which a quorum is present, the shareholders may, by the affirmative vote of the holders of a majority of the votes then entitled to vote at an election of Directors, remove any Director or Directors from office and may elect a successor or successors to fill any resulting vacancies for the unexpired terms of removed Directors.

    Upon the written request of the holders of shares entitled to not less than ten percent (10%) of all of the votes entitled to be cast at such meeting, the Secretary of the Fund shall promptly call a special meeting of shareholders for the purpose of voting upon the question of removal of any Director. Whenever ten or more shareholders of record who have been such for at least six months preceding the date of application, and who hold in the aggregate either shares having a net asset value of at least $25,000 or at least one percent (1%) of the total outstanding shares, whichever is less, shall apply to the Fund's Secretary in writing, stating that they wish to communicate with other shareholders with a view to obtaining signatures to a request for a meeting as described above and accompanied by a form of communication and request which they wish to transmit, the Secretary shall within five business days after such application either; (i) afford to such applicants access to a list of the names and addresses of all shareholders as recorded on the books of the Fund; or (ii) inform such applicants as to the approximate number of shareholders of record and the approximate cost of mailing to them the proposed communication and form of request.

    If the Secretary elects to follow the course specified in clause (ii) of the last sentence of the preceding paragraph, the Secretary, upon the written request of such applicants, accompanied by a tender of the material to be mailed and of the reasonable expenses of mailing, shall, with reasonable promptness, mail such material to all shareholders of record at their addresses as recorded on the books unless within five business days after such tender the Secretary shall mail to such applicants and file with the Securities and Exchange Commission (the "SEC"), together with a copy of the material to be mailed, a written statement signed by at least a majority of the Board of Directors to the effect that in their opinion either such material contains untrue statements of fact or omits to state facts necessary to make the statements contained therein not misleading, or would be in violation of applicable law, and specifying the basis of such opinion.

    After opportunity for hearing upon the objections specified in the written statement so filed, the SEC may, and if demanded by the Board of Directors or by such applicants shall, enter an order either sustaining one or more of such objections or refusing to sustain any of them. If the SEC shall enter an order refusing to sustain any of such objections, or if, after the entry of an order sustaining one or more of such objections, the SEC shall find, after notice and opportunity for hearing, that all objections so sustained have been met, and shall enter an order so declaring, the Secretary shall mail copies of such material to all shareholders with reasonable promptness after the entry of such order and the renewal of such tender.

                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


    PricewaterhouseCoopers LLP, Milwaukee, Wisconsin, audits and reports on the Fund's annual financial statements, reviews the Fund's income tax returns, and performs other professional accounting, auditing, tax and advisory services when engaged to do so by the Fund.


                                  PROXY VOTING

    As the beneficial owner of Fund securities, the Fund, through its Board of Directors, has the right and the obligation to vote the Fund's portfolio securities. The Board of Directors has delegated the power to vote Fund securities to its investment adviser. The Adviser has adopted proxy voting policies and procedures for all of its clients, including the Fund. Those policies and procedures will govern the Fund's voting of portfolio securities, except to the extent varied by the Fund's Policies and Procedures, in which case the Fund's policies and procedures will govern.

         The Fund's Policies and Procedures are based on the following assumptions:

         Voting rights have economic value.

         There is a duty to cast an informed vote.

         Fund securities must be voted in a way that benefits the Fund and its shareholders solely.

    The following is a summary of the manner in which the Fund would normally expect to vote on certain matters that typically are included in the proxies that the Fund receives each year; however, each proxy needs to be considered separately and the Fund's vote may vary depending upon the actual circumstances presented. Proxies for extraordinary matters, such as mergers, reorganizations and other corporate transactions, are necessarily considered on a case-by-case basis in light of the merits of the individual transactions.

         1) The Fund will vote securities with management on routine matters (e.g., election of Directors, ratification or selection of Accountants).

         2) The Fund will rely upon the Adviser's analysis of other management proposals, which it will make on a case by case basis (e.g., executive compensation, stock option plans, indemnification of Directors).

         3) The Fund will oppose anti-takeover proposals (e.g., supermajority amendments, unequal voting rights plans), except where special circumstances dictate otherwise.

         4) On matters relating to social and political responsibility, unless in the Adviser's judgment a vote in one direction or the other is likely to have a material effect on the market value of Fund securities, the Fund will abstain.

    All other issues brought forth will be reviewed by the Adviser on a case by case basis with the sole aim of enhancing the value of Fund assets.

    Although the Adviser does not anticipate that voting will generally present a conflict of interest between the Fund on the one hand and the person exercising the vote, the Adviser, the Distributor or affiliated persons of the Adviser or the Distributor, the Adviser recognizes that it is possible that a conflict of interest could arise. If the Adviser identifies a situation which it believes presents a conflict of interest, if the matter is one for which the Fund's proxy policies as set forth above require a specific vote (e.g. an anti-takeover matter), then the proxy will be voted in accordance with the predetermined policy without regard to the conflict. If there is no predetermined policy, or if the policy requires management to exercise judgment, then (i) if the perceived conflict involves the person exercising voting judgment on behalf of the Fund but does not involve the Adviser, Distributor or any other person controlling those entities, the exercise of voting judgment will be made by another officer of the Fund who does not have the conflict (ii) if there is no other officer of the Fund who does not have a perceived conflict or the conflict involves the Adviser, the Distributor or someone who controls either of them, the Adviser will seek approval of its vote from the Independent Directors (which approval need not be at a meeting but may be by separate telephone conferences, depending on the time available to vote) or (iii) the Adviser may retain an independent 3rd party to make a determination as to the appropriate vote on the matter, and may cast the vote in accordance with the determination.

    Every August the Fund files with the Securities and Exchange Commission information regarding the voting of proxies by the Fund for the 12-month period ending the preceding June 30th. Shareholders will be able to view such filings on the Commission's website at http://www.sec.gov. Shareholders may also obtain a copy of the Proxy Voting Policies and the Fund's proxy voting record by contacting the Fund at 800-533-5344 (toll-free).

                            PART C: OTHER INFORMATION

                        KEELEY SMALL CAP VALUE FUND, INC.

                            Registration No. 33-63562

Item 23.      Exhibits

         (a) Articles of Incorporation of KEELEY Small Cap Value Fund, Inc. dated May 14, 1993, filed as an exhibit to Post-Effective Amendment No. 4 to Form N-1A on January 28, 1997, File No. 33-63562, and incorporated herein by reference.

         (a)-1 Amendment to Articles of Incorporation to increase authorized shares, filed as filed as an Exhibit to Post-Effective Amendment No. 12 to Form N-1A on December 1, 2004, File No. 33-63562, and incorporated herein by reference.

         (b) Amended Bylaws of KEELEY Small Cap Value Fund, Inc., dated December 2, 1996, filed as an Exhibit to Post-Effective Amendment No. 4 to Form N-1A on January 28, 1997, File No. 33-63562, and incorporated herein by reference.

         (b)-1 Amendment to Bylaws, to create office of Chief Compliance Officer, filed as an Exhibit to Post-Effective Amendment No. 12 to Form N-1A on December 1, 2004, File No. 33-63562, and incorporated herein by reference.

         (d) Investment Advisory Agreement by and between KEELEY Small Cap Value Fund, Inc. and Keeley Asset Management Corp., dated June 8, 1993, filed as an Exhibit to Post-Effective Amendment No. 4 to Form N-1A, on January 28, 1997, File No. 33-63562, and incorporated herein by reference.

         (d)-1 Modification of Fee Under Investment Advisory Agreement dated January 31, 2006, filed as an Exhibit hereto.

         (e)-1 Underwriting Agreement by and between KEELEY Small Cap Value Fund, Inc. and Keeley Investment Corp., dated September 8, 1993, filed as an Exhibit to Post-Effective Amendment No. 4 to Form N-1A, on January 28, 1997, File No. 33-63562, and incorporated herein by reference.

         (e)-2 Form of Broker/Dealer Agreement by and between Keeley Asset Management Corp. and selected Broker/Dealers, filed as an Exhibit to Post-Effective Amendment No. 12 to Form N-1A on December 1, 2004, File No. 33-63562, and incorporated herein by reference

         (g)-1 Custodian Agreement by and between KEELEY Small Cap Value Fund, Inc. and First Wisconsin Trust Company, dated September 8, 1993, filed as an Exhibit to Post-Effective Amendment No. 4 to Form N-1A, on January 28, 1997, File No. 33-63562, and incorporated herein by reference.

         (g)-2 Amended Custodian Agreement by and between KEELEY Small Cap Value Fund, Inc. and Firstar Trust Company (f/k/a First Wisconsin Trust Company), amended as of November 14, 1997, filed as an Exhibit to Post-Effective Amendment No. 5 to Form N-1A, on January 28, 1998, File No. 33-63562, and incorporated herein by reference.

         (g)-3            Addendum to Amended Custodian Agreement by and between
                          KEELEY Small

                          Cap Value Fund, Inc. and Firstar Bank
                          Milwaukee, N.A. (f/k/a Firstar Trust Company), dated September 30, 1998, filed as an Exhibit to Post-Effective Amendment No. 6 to Form N-1A, on November 27, 1998, File No. 33-63562, and incorporated herein by reference.

         (h)-1 Fund Accounting Servicing Agreement by and between KEELEY Small Cap Value Fund, Inc. and Firstar Trust Company, dated September 8, 1993, filed as an Exhibit to Post-Effective Amendment No. 4 to Form N-1A, on January 28, 1997, file No. 33-63562, and incorporated herein by reference.

         (h)-2 Transfer Agent Agreement by and between KEELEY Small Cap Value Fund, Inc. and Firstar Trust Company dated September 8, 1993, filed as an exhibit to Post-Effective Amendment No. 4 to Form N-1A, on January 28, 1997, File No. 33-63562, and incorporated herein by reference.

         (h)-3 Distribution and Servicing Agreement by and between KEELEY Small Cap Value Fund and Portico Funds, Inc. dated October 1, 1993, filed as an Exhibit to Post-Effective Amendment No. 5 to Form N-1A, on January 28, 1998, File No. 33-63562, and incorporated herein by reference.

         (h)-4 Addendum to Fund Accounting Servicing Agreement by and between KEELEY Small Cap Value Fund, Inc. and Firstar Mutual Fund Services, LLC (f/k/a Firstar Trust Company), dated September 30, 1998, filed as an Exhibit to Post-Effective Amendment No. 6 to Form N-1A, on November 27, 1998, File No. 33-63562, and incorporated herein by reference.

         (h)-5 Addendum to Fund Accounting Servicing Agreement by and between KEELEY Small Cap Value Fund, Inc. and U.S. Bancorp Fund Services, LLC, dated as of January 1, 2002, filed as an Exhibit to Post-Effective Amendment No. 10 to Form N-1A, on January 27, 2003, File No. 33-63562, and incorporated herein by reference.

         (h)-6 Addendum to Transfer Agent Agreement by and between KEELEY Small Cap Value Fund, Inc. and Firstar Mutual Fund Services, LLC (f/k/a Firstar Trust Company), dated September 30, 1998, filed as an Exhibit to Post-Effective Amendment No. 6 to Form N-1A, on November 27, 1998, File No. 33-63562, and incorporated herein by reference.

         (h)-7 Addendum to Transfer Agent Servicing Agreement by and between KEELEY Small Cap Value Fund, Inc. and US Bancorp Fund Services, LLC, dated as of January 1, 2002, filed as an Exhibit to Post-Effective Amendment No. 10 to Form N-1A, on January 27, 2003, File No. 33-63562, and incorporated herein by reference.

         (h)-8 Amended and Restated Administration Agreement, dated as of August 13, 2002, by and between KEELEY Small Cap Value Fund, inc., and UMB Fund Services, Inc., filed as an Exhibit to Post-Effective Amendment No. 10 to Form N-1A, on January 27, 2003, File No. 33-63562, and incorporated herein by reference.

         (i) Opinion and Consent of Meltzer, Purtill & Stelle LLC, filed as an Exhibit to Post-Effective Amendment No. 12 to Form N-1A on December 1, 2004, File No. 33-63562, and incorporated herein by reference.

         (j) Consent of PricewaterhouseCoopers LLP, filed as an Exhibit hereto.

         (l) Subscription Agreement by and between John L. Keeley, Jr. and KEELEY Small Cap Value Fund, Inc., dated August 31, 1993, filed as an Exhibit to Post-Effective Amendment No. 4, to Form N-1A, on January 28, 1997, File No. 33-63562, and incorporated herein by reference.

         (m)-1 Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 by and between KEELEY Small Cap Value Fund, Inc. and Keeley Investment Corp., adopted on September 8, 1993, filed as an Exhibit to Post-Effective Amendment No. 4 to Form N-1A, on January 28, 1997, and incorporated herein by reference.

         (m)-2 Distribution and Service Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 by and between Keeley Asset Management and Portico Funds, Inc. adopted on October 1, 1993, filed as an Exhibit to Post-Effective Amendment No. 6 to Form N-1A, on November 27, 1998, File No. 33-63562, and incorporated herein by reference.

         (p)-1 Code of ethics for KEELEY Small Cap Value Fund, Inc., filed as an Exhibit to Post-Effective Amendment No. 9 to Form N-1A, on January 19, 2001, File No. 33-63562, and incorporated herein by reference.

         (p)-2 Code of Ethics of Keeley Asset Management Corp. (the adviser), filed as an Exhibit to Post-Effective Amendment No. 9 to Form N-1A, on January 19, 2001, File No. 33-63562, and incorporated herein by reference

         (p)-3 Code of Ethics of Keeley Investment Corp. (the principal underwriter), filed as an Exhibit to Post-Effective Amendment No. 9 to Form N-1A, on January 19, 2001, File No. 33-63562, and incorporated herein by reference.

         (q) Power of Attorney dated November 13, 2001, filed as an Exhibit to Post-Effective Amendment No. 10 to Form N-1A, on January 27, 2003, File No. 33-63562, and
                          incorporated herein by reference.

Item 24.      Persons Controlled by or Under Common Control with the Fund.

KEELEY Funds, Inc., which has the same board of directors as the Fund, may be deemed to be under common control with the Fund.

Item 25.      Indemnification

Section 2-418 of the General Corporation Law of Maryland authorizes the registrant to indemnify its directors and officers under specified circumstances. Article Tenth of the Charter of the registrant provides in effect that the registrant shall provide certain indemnification of its directors and officers. In accordance with section 17(h) of the Investment Company Act, this provision of the charter shall not protect any person against any liability to the registrant or its stockholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office. Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a trustee, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 26.      Business and Other Connections of Investment Adviser

The directors and officers of the Adviser, Keeley Asset Management Corp., and their business and other connections during the past two years are as follows:

------------------------------------------------------- -----------------------------------------------------
Name of Individual                                      Business and Other Connections
------------------------------------------------------- -----------------------------------------------------
John L. Keeley, Jr                                      Director and President of Keeley Asset Management
                                                        Corp.; Director, President and Treasurer of Keeley
                                                        Investment Corp;
                                                        Director and President of KEELEY Small Cap Value
                                                        Fund, Inc. and KEELEY Funds, Inc.
------------------------------------------------------- -----------------------------------------------------
Barbara G. Keeley                                       Vice President/Assistant Secretary of Keeley Asset
                                                        Management Corp.; Director and Assistant Secretary
                                                        of Keeley Investment Corp.
------------------------------------------------------- -----------------------------------------------------
Mark E. Zahorik                                         Vice President of Keeley Asset Management Corp.,
                                                        Keeley Investment Corp.,  KEELEY Small Cap Value
                                                        Fund, Inc. and KEELEY Funds, Inc.
------------------------------------------------------- -----------------------------------------------------
John L. Keeley, III                                     Vice President of Keeley Asset Management Corp.,
                                                        Keeley Investment Corp.,  KEELEY Small Cap Value
                                                        Fund, Inc. and KEELEY Funds, Inc.
------------------------------------------------------- -----------------------------------------------------
Mary A. Ferrari                                         Secretary of Keeley Asset Management Corp., Keeley
                                                        Investment Corp., KEELEY Small Cap Value Fund, Inc.
                                                        and KEELEY Funds, Inc.
------------------------------------------------------- -----------------------------------------------------
Emily Viehweg                                           Treasurer of Keeley Asset Management Corp., KEELEY
                                                        Small Cap Value Fund, Inc. and KEELEY Funds, Inc.,
                                                        Assistant Treasurer of Keeley Investment Corp.
------------------------------------------------------- -----------------------------------------------------
Guy Talarico                                            Chief Compliance Officer of Keeley Asset Management
                                                        Corp., KEELEY Small Cap Value Fund, Inc. and KEELEY
                                                        Funds, Inc.
------------------------------------------------------- -----------------------------------------------------

Item 27.      Principal Underwriters

         (a) Keeley Investment Corp. serves as the Fund's Distributor.

         (b) The Directors and Officers of Keeley Investment Corp. are as follows:

    ------------------------------------ ------------------------------------ ------------------------------
                    (1)                                  (2)                               (3)
    ------------------------------------ ------------------------------------ ------------------------------
    Name and Principal Business Address       Position and Offices with         Position and Offices with
                                                     Underwriter                          Fund
    ------------------------------------ ------------------------------------ ------------------------------

    John L. Keeley, Jr.                  Director, President and Treasurer    Director and President
    ------------------------------------ ------------------------------------ ------------------------------
    Barbara G. Keeley                    Director and Assistant Secretary     None
    ------------------------------------ ------------------------------------ ------------------------------
    Mark E. Zahorik                      Vice President                       Vice President
    ------------------------------------ ------------------------------------ ------------------------------
    W. Terry Long                        Vice President                       None
    ------------------------------------ ------------------------------------ ------------------------------
    Mark T. Keeley                       Vice President                       None
    ------------------------------------ ------------------------------------ ------------------------------
    John L. Keeley, III                  Vice President                       Vice President
    ------------------------------------ ------------------------------------ ------------------------------
    Mary A. Ferrari                      Secretary                            Secretary
    ------------------------------------ ------------------------------------ ------------------------------
    Emily Viehweg                        Assistant Treasurer                  Treasurer
    ------------------------------------ ------------------------------------ ------------------------------

The principal address of each of the foregoing Directors and Officers is: 401 South LaSalle Street, Suite
    1201, Chicago, Illinois 60605.

         (c)      None

Item 28.      Location of Accounts And Records

The account books and other documents required to be maintained by Registrant pursuant to Investment Company Act of 1940, Section 31(a), et seq., and Rules thereunder will be maintained by Registrant at 401 South LaSalle Street, Suite 1201, Chicago, Illinois 60605; at the Registrant's Custodian, U.S. Bank, N.A. 425 Walnut Street, Cincinnati, Ohio 45202; at the Registrant's Transfer Agent and Accounting Services Agent, US Bancorp Fund Services, LLC, 615 East Michigan Avenue, Milwaukee, Wisconsin, 53201; and at the Registrant's Administrator, UMB Fund Services, Inc., 803 West Michigan Street, Milwaukee, Wisconsin, 53233.

Item 29.     Management Services

None

Item 30.     Undertakings

Not applicable

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Chicago, and State of Illinois on the 30th day of January, 2006.

                                              KEELEY SMALL CAP VALUE FUND, INC.

                                              By: /s/ JOHN L. KEELEY, JR.
                                                  -----------------------
                                                  John L. Keeley, Jr., President

Pursuant to the requirements of the Securities Act of 1933, this post-effective amendment to the registration statement has been signed below by the following persons in the capacities and on the date indicated.

                    Name                                   Title                              Date
                    ----                                   -----                              ----
   John L. Keeley, Jr.                      Director, Chief Executive Officer and Chief     1/30/06
                                            Financial Officer

   John G. Kyle                             Director
                                                                                            1/30/06
   John F. Lesch                            Director
                                                                                            1/30/06
   Elwood P. Walmsley                       Director
                                                                                            1/30/06
   Jerome J. Klingenberger                  Director
                                                                                            1/30/06
   Sean W. Lowry                            Director
                                                                                            1/30/06

The undersigned, John L. Keeley, Jr., by signing his name hereto, does hereby execute this post-effective amendment to registration statement in the capacities shown in the table above, and on behalf of each of the directors of the Fund listed above as of the dates set forth opposite each name, pursuant to a power of attorney executed by each person and filed with the Securities and Exchange Commission.

                                                /s/ JOHN L. KEELEY, JR.     .
                                                -----------------------------
                                                    John L. Keeley, Jr.

                        KEELEY SMALL CAP VALUE FUND, INC.

                            Registration No. 33-63562

                                  Exhibit List

         Exhibit                                            Description.

         (d)-1 Modification of Fee Under Investment Advisory Agreement dated January 31, 2006

         (j)              Consent of PricewaterhouseCoopers LLP